Exhibit 99.1

SECOND QUARTER 2014

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value per common share, tier 1 common to risk weighted assets (“RWA”), adjusted tangible common equity to risk weighted assets and pre-tax pre-provision net revenue (“PPNR”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

Summary of Second Quarter 2014 Significant Items

Segment	Item	Income Statement	Amount	Comments

Capital Markets	Litigation Expense Recoveries	Litigation and regulatory matters	$38.6 million	Pre-tax recoveries related to agreements reached with insurance companies for litigation losses FHN incurred in 2011 associated with the Sentinel lawsuit settlement

		Legal and professional fees	$8.5 million	Pre-tax recoveries related to the reimbursement of legal fees incurred associated with the Sentinel lawsuit

			$47.1 million	Total recoveries related to the Sentinel lawsuit

Non-Strategic	Held-for-Sale portfolio valuation	Mortgage banking	$8.2 million	Positive fair value adjustment primarily related to the non-performing portion of the held-for-sale portfolio which reflects new information on market pricing for similar assets

Second Quarter 2014 vs. First Quarter 2014

Consolidated

•	Net income available to common shareholders was $76.8 million, or $.32 per diluted share in second quarter, compared to $44.9 million, or $.19 per diluted share in prior quarter

•	In second quarter FHN reached agreements with insurance companies for the settlement of ongoing litigation regarding coverage of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011

•	Net interest income (“NII”) increased to $156.8 million in second quarter from $152.4 million in first quarter; Net interest margin (“NIM”) increased to 2.97 percent from 2.88 percent in the prior quarter

•	The increase in NII was affected by a number of factors including higher loan balances and more days in second quarter compared to first quarter

•	A decline in excess cash held at the Fed during the quarter was a significant driver of the second quarter increase in NIM

•	Noninterest income (including securities gains) was $126.9 million in second quarter compared to $145.7 million in first quarter

•	The decrease in noninterest income was largely driven by additional servicing fees received in conjunction with the servicing sale and securities gains in first quarter, coupled with a decline in capital markets fixed income sales revenue in second quarter

•	These decreases were partially offset by a larger positive held-for-sale portfolio valuation adjustment in second quarter

•	Noninterest expense decreased $54.9 million to $165.3 million in second quarter

•	The decline in expense is primarily due to agreements with insurance companies for the recovery of Sentinel litigation losses and related legal expenses

•	Average loans grew to $15.4 billion in second quarter from $15.1 billion in first quarter; period-end loans increased 4 percent to $15.8 billion

Regional Banking

•	Pre-tax income increased to $72.9 million in second quarter from $56.0 million in first quarter; PPNR was $81.3 million and $69.0 million in second and first quarters, respectively

•	Period-end loans increased 7 percent, or $810.8 million to $12.9 billion in second quarter primarily driven by higher balances of loans to mortgage companies and other commercial loans

•	Average core deposits were $14.8 billion in second quarter, down slightly from $14.9 billion in first quarter; period-end core deposits decreased 2 percent to $14.9 billion

•	NII improved to $148.7 million in second quarter from $142.0 million in first quarter

•	The increase in NII is primarily attributable to higher balances of loans to mortgage companies and other commercial loan balances, declining rates on deposits, and the impact of day variance relative to first quarter, somewhat offset by a decrease in cash basis interest income

•	Provision for loan losses dropped to $8.4 million in second quarter from $13.0 million in first quarter

•	Overall provision levels reflect continued favorable trends in the commercial portfolio including favorable grade migration, improved delinquencies, and historically low net charge-off levels; consumer asset quality trends remain relatively stable with a slight increase in delinquencies within the consumer real estate and credit card and other portfolios

•	Noninterest income increased to $66.2 million in second quarter from $60.0 million in first quarter

•	Driven by increases in Bankcard, NSF, Brokerage, management fees and commissions and Trust Services and investment management fee income

•	Second quarter includes $2.8 million of Visa volume incentives

•	Noninterest expense remained relatively flat at $133.6 million

Capital Markets

•	Fixed income revenue was $40.5 million in second quarter compared to $49.6 million in first quarter

•	Fixed income average daily revenue (“ADR”) was $642 thousand and $813 thousand in second and first quarters, respectively

•	Noninterest expense decreased to $.1 million in second quarter from $52.6 million in the prior quarter

•	Second quarter decrease primarily driven by a $47.1 million expense reversal made as a result of agreements with insurance companies for the recovery of expenses incurred in the Sentinel litigation matter which was settled in 2011

•	Additionally, a decline in variable compensation costs and a decrease in FICA also contributed to the reduction in noninterest expense in second quarter

Corporate

•	NII was negative $10.5 million in second quarter compared to negative $9.1 million in the prior quarter

•	Estimated effective duration of the securities portfolio was 3.3 years in second quarter compared to 3.7 years in first quarter

•	Estimated modified duration of the securities portfolio was 3.9 years in second quarter compared to 4.0 years in first quarter

•	Noninterest income was $5.2 million in second quarter compared to $13.2 million in first quarter

•	First quarter includes a gain of $5.6 million on the sale of a cost method investment and $2.8 million of BOLI policy benefits received

•	Noninterest expense decreased to $15.8 million in second quarter from $19.6 million in the prior quarter

•	Decrease primarily driven by lease abandonment expense in first quarter

4

FHN PERFORMANCE HIGHLIGHTS (continued)

Second Quarter 2014 vs. First Quarter 2014

Non-Strategic

•	Pre-tax income was $11.5 million in second quarter compared to $19.7 million in first quarter

•	The provision credit increased slightly to $3.4 million in second quarter from $3.0 million in first quarter

•	The second quarter provision credit was largely attributable to improvement and run-off within the consumer real estate portfolio while prior quarter’s provision credit was primarily because of a net reserve release related to sales of non-performing trust preferred loans

•	Noninterest income was $7.9 million in second quarter compared to $15.8 million in the prior quarter

•	First quarter included higher servicing income resulting from the receipt of previously unrecognized servicing fees in conjunction with the servicing sale; second quarter included a larger positive mortgage warehouse valuation adjustment

•	Second quarter includes a $2.0 million fair value reduction on an investment; First quarter includes a $4.4 million loss on extinguishment of debt associated with the collapse of 2 HELOC trusts and a $2.0 million loss associated with the deconsolidation of a securitization trust

•	Noninterest expense was $15.9 million in second quarter compared to $15.0 million in first quarter

Asset Quality

•	The provision for loan losses declined to $5.0 million in second quarter from $10.0 million in first quarter

•	Allowance for loan losses declined to $243.6 million from $247.2 million in first quarter; the allowance to loans ratio was 154 basis points in second quarter compared to 164 basis points in first quarter

•	The decline in the level of the allowance was primarily driven by improvement in the C&I portfolio and the non-strategic component of consumer real estate

•	The change in the allowance to loans ratio from first quarter was largely driven by the quarter-over-quarter increase in loan balances

•	Net charge-offs (“NCOs”) were $8.6 million in second quarter compared to $16.6 million in prior quarter; annualized net charge-offs decreased to 22 basis points of average loans in second quarter from 45 basis points in prior quarter

•	The decline is mostly related to the consumer portfolio within non-strategic as gross charge-offs declined and recoveries increased from first quarter

•	Commercial net charge-offs include $2.6 million of charge-offs related to the second quarter sale of a TRUPS loan

•	Nonperforming loans (“NPLs”) in the portfolio declined to $231.6 million from $240.9 million in first quarter

•	Both commercial and consumer NPLs declined from last quarter with C&I NPLs being favorably affected by the second quarter sale of a TRUPS loan that was on interest deferral

•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $339.6 million in second quarter from $345.5 million in prior quarter

•	Total 30+ delinquencies were $92.8 million in second quarter compared to $106.0 million in prior quarter

•	Commercial delinquencies declined by $10.4 million as a result of payoffs, cures and the movement of a credit to nonaccrual in second quarter

•	Overall, consumer delinquencies also improved as lower delinquencies within the non-strategic portfolio more than offset a slight increase within the regional bank

•	Troubled debt restructurings (“TDRs”) were relatively, flat at $490.4 million

Taxes

•	The effective tax rate for second quarter is 28.37 percent which reflects forecasted taxable income for the year and the favorable effect on the tax rate from permanent benefits

•	Permanent differences primarily consist of: tax credit investments, life insurance, tax-exempt interest, and a decrease in the capital loss deferred tax valuation allowance

Capital and Liquidity

•	Paid $0.05 per common share dividend on July 1, 2014

•	Paid preferred quarterly dividend of $1.6 million on July 10, 2014

•	Capital ratios (regulatory capital ratios estimated based on period-end balances)

•	8.62 percent for tangible common equity to tangible assets

•	14.20 percent for Tier 1

•	15.95 percent for Total Capital

•	11.15 percent for Tier 1 Common

•	11.67 percent for Leverage

5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						2Q14 Changes vs.
(Dollars in thousands, except per share data)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13
Interest income	$177,359	$173,584	$179,053	$182,610	$183,991	2%	(4)%
Less: interest expense	20,591	21,225	21,918	23,772	23,972	(3)%	(14)%

Net interest income	156,768	152,359	157,135	158,838	160,019	3%	(2)%
Provision for loan losses	5,000	10,000	15,000	10,000	15,000	(50)%	(67)%

Net interest income after provision for loan losses	151,768	142,359	142,135	148,838	145,019	7%	5%

Noninterest income:
Capital markets	47,680	56,840	59,653	64,283	69,265	(16)%	(31)%
Deposit transactions and cash management	27,911	26,456	29,194	29,279	28,254	5%	(1)%
Brokerage, management fees and commissions	12,843	12,276	11,505	10,868	10,540	5%	22%
Mortgage banking (a)	8,861	19,029	3,853	14,460	5,589	(53)%	59%
Trust services and investment management	7,309	6,744	6,596	6,649	6,950	8%	5%
Bankcard income (b)	7,919	4,520	4,998	5,303	5,299	75%	49%
Bank-owned life insurance (c)	3,312	6,032	3,636	3,560	3,946	(45)%	(16)%
Other service charges	3,143	2,845	3,144	3,707	3,503	10%	(10)%
Insurance commissions	611	437	960	733	730	40%	(16)%
Securities gains/(losses), net (d)	(1,923)	5,657	2,183	(96)	(351)	NM	NM
Gain/(loss) on divestitures	—	—	(4)	115	—	NM	NM
Other (e)	9,235	4,894	9,325	11,614	8,907	89%	4%

Total noninterest income	126,901	145,730	135,043	150,475	142,632	(13)%	(11)%

Adjusted gross income after provision for loan losses	278,669	288,089	277,178	299,313	287,651	(3)%	(3)%

Noninterest expense:
Employee compensation, incentives, and benefits	119,659	119,229	127,144	132,213	130,500	*	(8)%
Repurchase and foreclosure provision	—	—	(30,000)	200,000	—	NM	NM
Legal and professional fees (f)	6,151	15,039	15,419	12,704	14,065	(59)%	(56)%
Occupancy (g)	11,944	17,592	12,811	13,147	11,785	(32)%	1%
Computer software	11,087	10,656	10,197	10,446	9,608	4%	15%
Contract employment and outsourcing (h)	5,318	4,325	9,059	9,241	8,581	23%	(38)%
Operations services	8,804	8,982	9,104	9,199	8,842	(2)%	*
Equipment rentals, depreciation, and maintenance	7,442	7,849	8,431	7,890	7,597	(5)%	(2)%
FDIC premium expense (i)	1,136	3,991	4,477	4,631	5,037	(72)%	(77)%
Advertising and public relations	4,312	5,908	4,685	5,486	4,121	(27)%	5%
Communications and courier	3,948	4,224	4,473	4,517	4,531	(7)%	(13)%
Foreclosed real estate	439	784	1,050	523	1,287	(44)%	(66)%
Amortization of intangible assets	981	982	1,128	928	928	*	6%
Other (e)	(15,889)	20,653	79,119	22,631	20,526	NM	NM

Total noninterest expense	165,332	220,214	257,097	433,556	227,408	(25)%	(27)%

Income/(loss) before income taxes	113,337	67,875	20,081	(134,243)	60,243	67%	88%
Provision/(benefit) for income taxes	32,157	18,645	(33,813)	(31,094)	15,008	72%	NM

Income/(loss) from continuing operations	81,180	49,230	53,894	(103,149)	45,235	65%	79%
Income/(loss) from discontinued operations, net of tax	—	—	(6)	123	1	NM	NM

Net income/(loss)	81,180	49,230	53,888	(103,026)	45,236	65%	79%
Net income attributable to noncontrolling interest	2,859	2,813	2,934	2,875	2,843	2%	1%

Net income/(loss) attributable to controlling interest	78,321	46,417	50,954	(105,901)	42,393	69%	85%
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*

Net income/(loss) available to common shareholders	$76,771	$44,867	$49,404	$(107,451)	$40,843	71%	88%

Common Stock Data
Diluted EPS from continuing operations	$0.32	$0.19	$0.21	$(0.45)	$0.17	68%	88%
Diluted EPS	$0.32	$0.19	$0.21	$(0.45)	$0.17	68%	88%
Diluted shares (thousands)	237,250	237,401	236,753	236,895	240,891	*	(2)%

Key Ratios & Other
Return on average assets (annualized) (j)	1.38%	0.83%	0.90%	(1.69)%	0.74%
Return on average common equity (annualized) (j)	14.14%	8.48%	9.42%	(20.39)%	7.46%
Fee income to total revenue (j)	45.11%	47.90%	45.81%	48.66%	47.19%
Efficiency ratio (j)	57.89%	75.30%	88.66%	NM	75.05%
Full time equivalent employees	4,216	4,251	4,309	4,338	4,296

NM - Not meaningful

*	Amount is less than one percent.
(a)	2Q14 includes an $8.2 million positive fair value adjustment to the held-for-sale portfolio; 1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14; 4Q13 decline due to transfers of servicing; 3Q13 increase in servicing reflects the terms of the agreement to sell servicing.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	1Q14 increase driven by $2.8 million of policy benefits received.
(d)	2Q14 includes a $2.0 million fair value reduction of an investment; 1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(e)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(f)	2Q14 decrease driven by an $8.5 million expense reversal related to agreements with insurance companies for the recovery of Sentinel legal expenses.
(g)	1Q14 includes $4.6 million of lease abandonment expense.
(h)	1Q14 decline due to lower subservicing costs associated with the sales of servicing.
(i)	2Q14 includes the effect of $3.3 million of FDIC premium refunds.
(j)	See Glossary of Terms for definitions of Key Ratios.

6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13
Other Income
ATM and interchange fees	$2,746	$2,497	$2,721	$2,680	$2,627	10%	5%
Electronic banking fees	1,535	1,534	1,535	1,607	1,585	*	(3)%
Letter of credit fees	1,173	1,663	1,215	1,171	1,196	(29)%	(2)%
Deferred compensation (a)	1,184	657	1,210	2,160	(278)	80%	NM
Gain /(loss) on extinguishment of debt (b)	—	(4,350)	—	—	—	NM	NM
Other	2,597	2,893	2,644	3,996	3,777	(10)%	(31)%

Total	$9,235	$4,894	$9,325	$11,614	$8,907	89%	4%

Other Expense
Litigation and regulatory matters (c)	$(38,200)	$90	$57,355	$229	$900	NM	NM
Other insurance and taxes	3,209	3,060	3,261	3,215	3,076	5%	4%
Tax credit investments	3,032	2,495	3,063	3,079	2,989	22%	1%
Travel and entertainment	2,645	1,824	2,339	2,400	2,372	45%	12%
Employee training and dues	1,200	866	1,327	1,244	1,229	39%	(2)%
Customer relations	1,680	1,243	1,179	1,204	1,255	35%	34%
Miscellaneous loan costs	839	714	701	1,349	1,163	18%	(28)%
Supplies	804	1,116	1,090	950	705	(28)%	14%
Other (d)	8,902	9,245	8,804	8,961	6,837	(4)%	30%

Total	$(15,889)	$20,653	$79,119	$22,631	$20,526	NM	NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	1Q14 loss associated with the collapse of 2 HELOC trusts.
(c)	2Q14 includes a $38.6 million expense reversal related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011; 4Q13 includes $57.0 million of net loss accruals related to legal matters.
(d)	1Q14 includes a $2.3 million negative valuation adjustment associated with the derivatives related to prior sales of Visa Class B shares.

7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Assets:
Investment securities	$3,580,821	$3,575,453	$3,398,457	$3,186,943	$3,228,379	*	11%
Loans held-for-sale	358,945	361,359	370,152	371,640	385,105	(1)%	(7)%
Loans, net of unearned income (Restricted - $.1 billion) (a)	15,795,709	15,119,461	15,389,074	15,408,556	16,197,952	4%	(2)%
Federal funds sold	51,537	16,555	66,079	52,830	52,169	NM	(1)%
Securities purchased under agreements to resell	624,477	605,276	412,614	576,355	602,126	3%	4%
Interest-bearing cash (b)	255,920	685,540	730,297	184,179	344,150	(63)%	(26)%
Trading securities	1,150,280	1,194,749	801,718	1,343,134	1,267,348	(4)%	(9)%

Total earning assets	21,817,689	21,558,393	21,168,391	21,123,637	22,077,229	1%	(1)%

Cash and due from banks	417,108	450,270	349,216	395,631	382,601	(7)%	9%
Capital markets receivables	174,224	51,082	45,255	83,154	151,660	NM	15%
Mortgage servicing rights, net (c)	3,197	4,687	72,793	116,686	113,853	(32)%	(97)%
Goodwill	141,943	141,943	141,943	140,479	140,479	*	1%
Other intangible assets, net	20,025	21,007	21,988	22,216	23,144	(5)%	(13)%
Premises and equipment, net	300,533	299,183	305,244	308,779	314,764	*	(5)%
Real estate acquired by foreclosure (d)	57,552	66,035	71,562	71,626	69,901	(13)%	(18)%
Allowance for loan losses (Restricted - $.7 million) (a)	(243,628)	(247,246)	(253,809)	(255,710)	(261,934)	(1)%	(7)%
Derivative assets	162,067	166,465	181,866	215,116	235,759	(3)%	(31)%
Other assets (Restricted - $.4 million) (a)	1,372,040	1,430,170	1,685,384	1,637,139	1,605,344	(4)%	(15)%

Total assets (Restricted - $.1 billion) (a)	$24,222,750	$23,941,989	$23,789,833	$23,858,753	$24,852,800	1%	(3)%

Liabilities and Equity:
Deposits:
Savings	$6,317,197	$6,630,142	$6,732,326	$6,781,522	$6,928,447	(5)%	(9)%
Other interest-bearing deposits	4,014,071	4,071,699	3,859,079	3,494,236	3,825,235	(1)%	5%
Time deposits	808,822	898,223	951,755	997,726	1,051,327	(10)%	(23)%

Total interest-bearing core deposits	11,140,090	11,600,064	11,543,160	11,273,484	11,805,009	(4)%	(6)%
Noninterest-bearing deposits	4,513,800	4,534,245	4,637,839	4,434,746	4,603,954	*	(2)%

Total core deposits (e)	15,653,890	16,134,309	16,180,999	15,708,230	16,408,963	(3)%	(5)%

Certificates of deposit $100,000 and more	503,597	538,434	553,957	575,679	602,921	(6)%	(16)%

Total deposits	16,157,487	16,672,743	16,734,956	16,283,909	17,011,884	(3)%	(5)%

Federal funds purchased	947,946	1,135,665	1,042,633	1,062,901	1,142,749	(17)%	(17)%
Securities sold under agreements to repurchase	475,530	411,795	442,789	427,232	433,761	15%	10%
Trading liabilities	706,119	667,257	368,348	585,969	596,869	6%	18%
Other short-term borrowings (f)	1,073,250	204,023	181,146	303,686	446,909	NM	NM
Term borrowings (Restricted - $.1 billion) (a) (g)	1,501,209	1,507,048	1,739,859	1,771,288	1,800,255	*	(17)%
Capital markets payables	95,299	39,510	21,173	53,784	90,231	NM	6%
Derivative liabilities	138,336	137,863	154,280	165,918	198,489	*	(30)%
Other liabilities	501,423	621,948	603,898	770,773	585,245	(19)%	(14)%

Total liabilities (Restricted - $.1 billion) (a)	21,596,599	21,397,852	21,289,082	21,425,460	22,306,392	1%	(3)%

Equity:
Common stock	148,217	147,866	147,731	147,705	150,347	*	(1)%
Capital surplus	1,416,012	1,417,170	1,416,767	1,413,248	1,416,563	*	*
Undivided profits	792,978	728,165	695,207	657,676	777,108	9%	2%
Accumulated other comprehensive loss, net	(122,111)	(140,119)	(150,009)	(176,391)	(188,665)	(13)%	(35)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (h)	295,431	295,431	295,431	295,431	295,431	*	*

Total equity	2,626,151	2,544,137	2,500,751	2,433,293	2,546,408	3%	3%

Total liabilities and equity ( Restricted - $.1 billion) (a)	$24,222,750	$23,941,989	$23,789,833	$23,858,753	$24,852,800	1%	(3)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are as of June 30, 2014.
(b)	Includes excess balances held at Fed.
(c)	Decreases in 2Q14, 1Q14 and 4Q13 reflect transfers associated with an agreement to sell mortgage servicing rights entered into in 3Q13.
(d)	2Q14 includes $18.8 million of foreclosed assets related to government insured mortgages.
(e)	2Q14 average core deposits were $15.6 billion.
(f)	2Q14 includes increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(g)	In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(h)	Consists of preferred stock of subsidiaries.

8

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,994,788	$7,639,584	$7,694,029	$7,888,297	$8,121,219	5%	(2)%
Commercial real estate	1,203,631	1,139,749	1,164,748	1,215,586	1,134,268	6%	6%
Consumer real estate	5,230,107	5,305,596	5,400,751	5,502,825	5,561,689	(1)%	(6)%
Permanent mortgage	607,296	637,642	678,938	721,554	771,253	(5)%	(21)%
Credit card and other	345,748	336,454	334,887	323,551	304,561	3%	14%

Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,381,570	15,059,025	15,273,353	15,651,813	15,892,990	2%	(3)%

Loans held-for-sale	355,822	367,899	368,373	378,263	389,273	(3)%	(9)%
Investment securities:
U.S. treasuries	39,995	41,828	39,994	41,303	40,815	(4)%	(2)%
U.S. government agencies	3,330,598	3,222,642	2,959,355	2,900,838	2,924,012	3%	14%
States and municipalities	19,430	19,425	15,155	15,246	15,390	*	26%
Other	189,449	211,891	229,728	224,213	218,701	(11)%	(13)%

Total investment securities	3,579,472	3,495,786	3,244,232	3,181,600	3,198,918	2%	12%

Capital markets securities inventory	1,111,893	1,101,798	1,159,570	1,156,262	1,310,044	1%	(15)%
Mortgage banking trading securities	6,532	6,949	12,712	15,558	16,398	(6)%	(60)%
Other earning assets:
Federal funds sold	29,490	21,615	19,471	28,498	26,698	36%	10%
Securities purchased under agreements to resell	664,194	622,466	581,798	593,978	705,129	7%	(6)%
Interest-bearing cash (c)	363,674	972,537	614,628	537,631	401,236	(63)%	(9)%

Total other earning assets	1,057,358	1,616,618	1,215,897	1,160,107	1,133,063	(35)%	(7)%

Total earnings assets (Restricted - $.1 billion) (a)	21,492,647	21,648,075	21,274,137	21,543,603	21,940,686	(1)%	(2)%

Allowance for loan losses (Restricted - $1.3 million) (a)	(246,779)	(249,733)	(250,074)	(256,789)	(260,944)	(1)%	(5)%
Cash and due from banks (Restricted - $.4 million) (a)	308,890	336,543	341,066	351,972	342,053	(8)%	(10)%
Capital markets receivables	46,864	54,654	45,179	82,289	97,851	(14)%	(52)%
Premises and equipment, net	299,899	301,065	307,285	308,199	302,263	*	(1)%
Derivative assets	165,684	181,586	201,609	209,878	257,181	(9)%	(36)%
Other assets (Restricted - $.6 million) (a)	1,584,747	1,643,879	1,926,109	1,942,481	1,903,728	(4)%	(17)%

Total assets (Restricted - $.1 billion) (a)	$23,651,952	$23,916,069	$23,845,311	$24,181,633	$24,582,818	(1)%	(4)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,427,265	$6,683,749	$6,642,159	$6,957,875	$6,516,889	(4)%	(1)%
Other interest-bearing deposits	3,779,293	3,830,839	3,520,348	3,494,211	3,645,674	(1)%	4%
Time deposits	859,551	924,025	977,107	1,025,788	998,762	(7)%	(14)%

Total interest-bearing core deposits	11,066,109	11,438,613	11,139,614	11,477,874	11,161,325	(3)%	(1)%
Certificates of deposit $100,000 and more	512,527	545,845	580,760	594,536	542,244	(6)%	(5)%
Federal funds purchased	1,080,347	1,161,594	1,236,763	1,119,273	1,224,070	(7)%	(12)%
Securities sold under agreements to repurchase	458,608	454,937	446,894	452,940	480,960	1%	(5)%
Capital markets trading liabilities	671,930	607,114	567,531	598,195	718,309	11%	(6)%
Other short-term borrowings (d)	540,389	184,721	219,593	243,195	525,493	NM	3%
Term borrowings (Restricted - $.1 billion) (a) (e)	1,505,860	1,702,107	1,764,476	1,792,250	2,007,372	(12)%	(25)%

Total interest-bearing liabilities	15,835,770	16,094,931	15,955,631	16,278,263	16,659,773	(2)%	(5)%

Noninterest-bearing deposits	4,547,838	4,536,080	4,559,023	4,542,127	4,493,440	*	1%
Capital markets payables	34,293	33,144	32,896	57,275	58,435	3%	(41)%
Derivative liabilities	138,282	152,596	159,575	161,611	184,192	(9)%	(25)%
Other liabilities	526,581	563,045	666,312	660,458	598,854	(6)%	(12)%

Total liabilities (Restricted - $.1 billion) (a)	21,082,764	21,379,796	21,373,437	21,699,734	21,994,694	(1)%	(4)%

Equity:
Common stock	148,085	147,751	147,724	149,000	150,468	*	(2)%
Capital surplus	1,416,811	1,417,642	1,414,810	1,418,259	1,430,998	*	(1)%
Undivided profits	744,221	714,988	691,958	715,451	771,953	4%	(4)%
Accumulated other comprehensive loss, net	(130,984)	(135,163)	(173,673)	(191,866)	(156,178)	(3)%	(16)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest	295,431	295,431	295,431	295,431	295,259	*	*

Total equity	2,569,188	2,536,273	2,471,874	2,481,899	2,588,124	1%	(1)%

Total liabilities and equity ( Restricted - $.1 billion) (a)	$23,651,952	$23,916,069	$23,845,311	$24,181,633	$24,582,818	(1)%	(4)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are quarterly averages for second quarter 2014.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	2Q14 includes increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(e)	In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations; In 2Q13 $350.0 million of subordinated notes matured.

9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Interest Income:
Loans, net of unearned income (b)	$144,975	$140,487	$147,322	$151,504	$153,070	3%	(5)%
Loans held-for-sale	3,209	3,215	3,253	3,058	3,169	*	1%
Investment securities:
U.S. treasuries	7	5	4	10	11	40%	(36)%
U.S. government agencies	21,530	20,837	19,020	18,537	18,321	3%	18%
States and municipalities	97	117	21	21	25	(17)%	NM
Other	2,103	2,281	2,307	2,355	2,315	(8)%	(9)%

Total investment securities	23,737	23,240	21,352	20,923	20,672	2%	15%

Capital markets securities inventory	7,680	8,063	8,631	8,425	8,467	(5)%	(9)%
Mortgage banking trading securities	159	159	247	403	452	*	(65)%
Other earning assets:
Federal funds sold	73	53	48	73	66	38%	11%
Securities purchased under agreements to resell (c)	(218)	(192)	(99)	(171)	(189)	(14)%	(15)%
Interest-bearing cash	182	546	343	289	197	(67)%	(8)%

Total other earning assets	37	407	292	191	74	(91)%	(50)%

Interest income	$179,797	$175,571	$181,097	$184,504	$185,904	2%	(3)%

Interest Expense:
Interest-bearing deposits:
Savings	$2,792	$3,083	$3,205	$3,471	$3,689	(9)%	(24)%
Other interest-bearing deposits	746	818	772	817	1,013	(9)%	(26)%
Time deposits	2,486	3,062	3,585	4,013	4,064	(19)%	(39)%

Total interest-bearing core deposits	6,024	6,963	7,562	8,301	8,766	(13)%	(31)%
Certificates of deposit $100,000 and more (d)	869	1,023	873	1,658	1,550	(15)%	(44)%
Federal funds purchased	683	726	791	716	777	(6)%	(12)%
Securities sold under agreements to repurchase	109	118	126	148	134	(8)%	(19)%
Capital markets trading liabilities	4,087	3,571	3,442	3,632	3,354	14%	22%
Other short-term borrowings	403	261	222	239	245	54%	64%
Term borrowings	8,416	8,563	8,902	9,078	9,146	(2)%	(8)%

Interest expense	20,591	21,225	21,918	23,772	23,972	(3)%	(14)%

Net interest income - tax equivalent basis	159,206	154,346	159,179	160,732	161,932	3%	(2)%
Fully taxable equivalent adjustment	(2,438)	(1,987)	(2,044)	(1,894)	(1,913)	(23)%	(27)%

Net interest income	$156,768	$152,359	$157,135	$158,838	$160,019	3%	(2)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Driven by negative market rates on reverse repurchase agreements.
(d)	2Q14, 1Q14 and 4Q13 include the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.

10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	2Q14	1Q14	4Q13	3Q13	2Q13

Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.59%	3.60%	3.66%	3.69%	3.68%
Retail loans	4.06	4.01	4.07	4.06	4.12

Total loans, net of unearned income (b)	3.78	3.77	3.83	3.85	3.86

Loans held-for-sale	3.61	3.50	3.53	3.23	3.26
Investment securities:
U.S. treasuries	0.07	0.05	0.04	0.09	0.11
U.S. government agencies	2.59	2.59	2.57	2.56	2.51
States and municipalities (c)	1.99	2.41	0.56	0.55	0.65
Other	4.44	4.31	4.02	4.20	4.23

Total investment securities	2.65	2.66	2.63	2.63	2.58

Capital markets securities inventory	2.76	2.93	2.98	2.91	2.59
Mortgage banking trading securities	9.71	9.16	7.79	10.36	11.02
Other earning assets:
Federal funds sold	1.00	0.99	0.98	1.01	0.99
Securities purchased under agreements to resell (d)	(0.13)	(0.13)	(0.07)	(0.11)	(0.11)
Interest-bearing cash	0.20	0.23	0.22	0.21	0.20

Total other earning assets	0.01	0.10	0.10	0.07	0.03

Interest income/total earning assets	3.35%	3.27%	3.39%	3.41%	3.40%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.17%	0.19%	0.19%	0.20%	0.23%
Other interest-bearing deposits	0.08	0.09	0.09	0.09	0.11
Time deposits	1.16	1.34	1.46	1.55	1.63

Total interest-bearing core deposits	0.22	0.25	0.27	0.29	0.32
Certificates of deposit $100,000 and more (e)	0.68	0.76	0.60	1.11	1.15
Federal funds purchased	0.25	0.25	0.25	0.25	0.25
Securities sold under agreements to repurchase	0.10	0.11	0.11	0.13	0.11
Capital markets trading liabilities	2.44	2.39	2.41	2.41	1.87
Other short-term borrowings	0.30	0.57	0.40	0.39	0.19
Term borrowings (f)	2.24	2.01	2.02	2.03	1.82

Interest expense/total interest-bearing liabilities	0.52	0.53	0.55	0.58	0.58

Net interest spread	2.83%	2.74%	2.84%	2.83%	2.82%
Effect of interest-free sources used to fund earning assets	0.14	0.14	0.14	0.14	0.14

Net interest margin	2.97%	2.88%	2.98%	2.97%	2.96%

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	Increase beginning in 1Q14 driven by the yield on an HTM municipal bond.
(d)	Driven by negative market rates on reverse repurchase agreements.
(e)	2Q14, 1Q14 and 4Q13 rate includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.

11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						2Q14 Changes vs.
(Dollars and shares in thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Tier 1 capital (a) (b)	$2,751,933	$2,666,486	$2,618,976	$2,555,141	$2,712,399	3%	1%
Tier 2 capital (a)	340,010	381,619	444,655	449,100	463,735	(11)%	(27)%

Total capital (a) (b)	$3,091,943	$3,048,105	$3,063,631	$3,004,241	$3,176,134	1%	(3)%

Risk-weighted assets (“RWA”) (a)	$19,379,300	$18,694,719	$18,878,594	$19,236,794	$20,419,117	4%	(5)%
Tier 1 ratio (a)	14.20%	14.26%	13.87%	13.28%	13.28%
Tier 2 ratio (a)	1.75%	2.04%	2.36%	2.34%	2.27%

Total capital ratio (a)	15.95%	16.30%	16.23%	15.62%	15.55%

Tier 1 common ratio to risk-weighted assets (a) (c)	11.15%	11.10%	10.75%	10.21%	10.39%
Leverage ratio (a)	11.67%	11.19%	11.04%	10.60%	11.07%
Total equity to total assets	10.84%	10.63%	10.51%	10.20%	10.25%
Adjusted tangible common equity to risk-weighted assets (“TCE/RWA”) (a) (c) (d)	10.62%	10.65%	10.37%	9.71%	9.71%
Tangible common equity/tangible assets (“TCE/TA”) (c) (e)	8.62%	8.37%	8.24%	7.93%	8.07%
Period-end shares outstanding	237,147	236,586	236,370	236,328	240,555	*	(1)%
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05	*	*
Book value per common share	$9.42	$9.10	$8.93	$8.64	$8.96
Tangible book value per common share (c)	$8.74	$8.41	$8.23	$7.95	$8.28
Market capitalization (millions)	$2,812.6	$2,919.5	$2,753.7	$2,597.2	$2,694.2

Certain previously reported amounts have been reclassified to agree with current presentation.

*	Amount is less than one percent.
(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	Calculated using period-end balances.

12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Regional Banking
Net interest income	$148,654	$142,010	$146,427	$149,541	$148,220	5%	*
Noninterest income	66,226	59,992	62,806	63,883	61,885	10%	7%

Total revenues	214,880	202,002	209,233	213,424	210,105	6%	2%
Provision for loan losses	8,425	12,990	2,585	5,159	13,201	(35)%	(36)%
Noninterest expense	133,564	133,050	139,186	131,961	129,584	*	3%

Income before income taxes	72,891	55,962	67,462	76,304	67,320	30%	8%
Provision for income taxes	25,843	19,880	24,049	27,554	24,146	30%	7%

Net income	$47,048	$36,082	$43,413	$48,750	$43,174	30%	9%

Capital Markets
Net interest income	$2,590	$3,478	$4,301	$3,811	$4,097	(26)%	(37)%
Noninterest income	47,564	56,758	59,509	64,115	68,199	(16)%	(30)%

Total revenues	50,154	60,236	63,810	67,926	72,296	(17)%	(31)%
Noninterest expense (a)	111	52,594	53,130	57,930	59,822	NM	NM

Income before income taxes	50,043	7,642	10,680	9,996	12,474	NM	NM
Provision for income taxes	19,146	2,845	3,981	3,765	4,651	NM	NM

Net income	$30,897	$4,797	$6,699	$6,231	$7,823	NM	NM

Corporate
Net interest income/(expense)	$(10,522)	$(9,113)	$(10,413)	$(11,654)	$(11,182)	(15)%	6%
Noninterest income	5,214	13,215	7,831	6,558	3,811	(61)%	37%

Total revenues	(5,308)	4,102	(2,582)	(5,096)	(7,371)	NM	28%
Noninterest expense	15,798	19,578	18,770	21,739	17,141	(19)%	(8)%

Loss before income taxes	(21,106)	(15,476)	(21,352)	(26,835)	(24,512)	(36)%	14%
Benefit for income taxes	(17,270)	(11,766)	(19,004)	(16,593)	(15,698)	(47)%	(10)%

Net loss	$(3,836)	$(3,710)	$(2,348)	$(10,242)	$(8,814)	(3)%	56%

Non-Strategic
Net interest income	$16,046	$15,984	$16,820	$17,140	$18,884	*	(15)%
Noninterest income	7,897	15,765	4,897	15,919	8,737	(50)%	(10)%

Total revenues	23,943	31,749	21,717	33,059	27,621	(25)%	(13)%
Provision/(provision credit) for loan losses	(3,425)	(2,990)	12,415	4,841	1,799	(15)%	NM
Noninterest expense (b)	15,859	14,992	46,011	221,926	20,861	6%	(24)%

Income/(loss) before income taxes	11,509	19,747	(36,709)	(193,708)	4,961	(42)%	NM
Provision/(benefit) for income taxes	4,438	7,686	(42,839)	(45,820)	1,909	(42)%	NM

Income/(loss) from continuing operations	7,071	12,061	6,130	(147,888)	3,052	(41)%	NM
Income/(loss) from discontinued operations, net of tax	—	—	(6)	123	1	NM	NM

Net income/(loss)	$7,071	$12,061	$6,124	$(147,765)	$3,053	(41)%	NM

Total Consolidated
Net interest income	$156,768	$152,359	$157,135	$158,838	$160,019	3%	(2)%
Noninterest income	126,901	145,730	135,043	150,475	142,632	(13)%	(11)%

Total revenues	283,669	298,089	292,178	309,313	302,651	(5)%	(6)%
Provision for loan losses	5,000	10,000	15,000	10,000	15,000	(50)%	(67)%
Noninterest expense	165,332	220,214	257,097	433,556	227,408	(25)%	(27)%

Income/(loss) before income taxes	113,337	67,875	20,081	(134,243)	60,243	67%	88%
Provision/(benefit) for income taxes	32,157	18,645	(33,813)	(31,094)	15,008	72%	NM

Income/(loss) from continuing operations	81,180	49,230	53,894	(103,149)	45,235	65%	79%
Income/(loss) from discontinued operations, net of tax	—	—	(6)	123	1	NM	NM

Net income/(loss)	$81,180	$49,230	$53,888	$(103,026)	$45,236	65%	79%

NM - Not meaningful

*	Amount is less than one percent.
(a)	2Q14 includes a $47.1 million expense reversal related to agreements with insurance companies for the recovery of expenses incurred in the Sentinel litigation matter which was settled in 2011.
(b)	4Q13 includes $57.0 million of net loss accruals related to legal matters, partially offset by a $30.0 million expense reversal related to the resolution of certain legacy and representation and warranty mortgage loan repurchase obligations to a government sponsored entity; 3Q13 includes a $200.0 million expense stemming from the resolution of certain legacy representation and warranty mortgage loan repurchase obligations to a government sponsored entity.

13

FHN REGIONAL BANKING

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Income Statement (thousands)
Net interest income	$148,654	$142,010	$146,427	$149,541	$148,220	5%	*
Provision for loan losses	8,425	12,990	2,585	5,159	13,201	(35)%	(36)%
Noninterest income:
NSF / Overdraft fees (a)	10,636	9,156	11,411	11,660	10,250	16%	4%
Cash management fees	8,537	8,916	9,063	8,760	9,133	(4)%	(7)%
Debit card income	2,934	2,655	2,739	2,782	2,695	11%	9%
Other	4,850	4,864	5,112	5,126	5,183	*	(6)%

Total deposit transactions and cash management	26,957	25,591	28,325	28,328	27,261	5%	(1)%
Brokerage, management fees and commissions	12,844	12,276	11,505	10,868	10,540	5%	22%
Trust services and investment management	7,325	6,760	6,612	6,665	6,966	8%	5%
Bankcard income (b)	7,740	4,365	4,815	5,089	5,054	77%	53%
Other service charges	2,848	2,559	2,873	3,451	3,255	11%	(13)%
Miscellaneous revenue	8,512	8,441	8,676	9,482	8,809	1%	(3)%

Total noninterest income	66,226	59,992	62,806	63,883	61,885	10%	7%

Noninterest expense:
Employee compensation, incentives, and benefits	51,870	50,318	50,921	51,656	50,438	3%	3%
Other	81,694	82,732	88,265	80,305	79,146	(1)%	3%

Total noninterest expense	133,564	133,050	139,186	131,961	129,584	*	3%

Income before income taxes	$72,891	$55,962	$67,462	$76,304	$67,320	30%	8%

PPNR (Non-GAAP) (c)	$81,316	$68,952	$70,047	$81,463	$80,521	18%	1%

Efficiency ratio (d)	62.16%	65.87%	66.52%	61.83%	61.68%

Balance Sheet (millions)
Average loans	$12,372	$11,897	$11,972	$12,184	$12,225	4%	1%
Average other earning assets	57	50	43	54	53	14%	8%
Total average earning assets	12,429	11,947	12,015	12,238	12,278	4%	1%
Average core deposits	14,809	14,857	14,466	14,484	14,624	*	1%
Average other deposits	512	546	581	595	542	(6)%	(6)%
Total average deposits	15,321	15,403	15,047	15,079	15,166	(1)%	1%
Total period-end deposits	15,418	15,723	15,480	14,862	15,562	(2)%	(1)%
Total period-end assets	13,702	12,891	13,019	12,909	13,496	6%	2%

Net interest margin (e)	4.87%	4.88%	4.90%	4.91%	4.90%
Net interest spread	3.46	3.41	3.50	3.49	3.46
Loan yield	3.63	3.61	3.71	3.74	3.72
Deposit average yield	0.17	0.20	0.21	0.25	0.26

Key Statistics
Financial center locations	172	172	172	182	183	*	(6)%

*	Amount is less than one percent.
(a)	1Q14 decline primarily attributable to seasonality in NSF fees.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	Pre-tax, pre-provision, net revenue is a Non-GAAP number and is calculated by adding the provision/(provision credit) for loan losses (GAAP) to Income before income taxes (GAAP).
(d)	Noninterest expense divided by total revenue.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

14

FHN CAPITAL MARKETS

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Income Statement (thousands)
Net interest income	$2,590	$3,478	$4,301	$3,811	$4,097	(26)%	(37)%
Noninterest income:
Fixed income	40,457	49,614	50,937	54,428	58,535	(18)%	(31)%
Other	7,107	7,144	8,572	9,687	9,664	(1)%	(26)%

Total noninterest income	47,564	56,758	59,509	64,115	68,199	(16)%	(30)%
Noninterest expense (a)	111	52,594	53,130	57,930	59,822	NM	NM

Income before income taxes	$50,043	$7,642	$10,680	$9,996	$12,474	NM	NM

Efficiency ratio (b)	NM	87.31%	83.26%	85.28%	82.75%
Fixed income average daily revenue	$642	$813	$822	$850	$915	(21)%	(30)%

Balance Sheet (millions)
Average trading inventory	$1,112	$1,102	$1,160	$1,156	$1,310	1%	(15)%
Average other earning assets	668	628	588	604	714	6%	(6)%
Total average earning assets	1,780	1,730	1,748	1,760	2,024	3%	(12)%
Total period-end assets	2,197	2,094	1,511	2,275	2,299	5%	(4)%

Net interest margin (c)	0.61%	0.82%	1.02%	0.89%	0.84%

NM - Not meaningful

(a)	2Q14 includes a $47.1 million expense reversal related to agreements with insurance companies for the recovery of expenses incurred in the Sentinel litigation matter which was settled in 2011.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Income Statement (thousands)
Net interest income/(expense)	$(10,522)	$(9,113)	$(10,413)	$(11,654)	$(11,182)	(15)%	6%
Noninterest income excluding securities gains/(losses)	5,138	7,558	5,649	6,690	4,174	(32)%	23%
Securities gains/(losses), net (a)	76	5,657	2,182	(132)	(363)	(99)%	NM
Noninterest expense	15,798	19,578	18,770	21,739	17,141	(19)%	(8)%

Loss before income taxes	$(21,106)	$(15,476)	$(21,352)	$(26,835)	$(24,512)	(36)%	14%

Average Balance Sheet (millions)
Average loans	$159	$169	$182	$196	$217	(6)%	(27)%
Total earning assets	$4,082	$4,617	$4,026	$3,900	$3,802	(12)%	7%
Net interest margin (b)	(1.04)%	(0.83)%	(1.00)%	(1.16)%	(1.19)%

NM - Not meaningful

(a)	1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(b)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

15

FHN NON-STRATEGIC

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Income Statement (thousands)
Net interest income	$16,046	$15,984	$16,820	$17,140	$18,884	*	(15)%
Noninterest income:
Mortgage warehouse valuation (a)	8,213	1,045	(720)	(1,441)	(2,454)	NM	NM
Miscellaneous revenue (b)	1,684	14,720	5,617	17,360	11,187	(89)%	(85)%
Total noninterest income excluding securities gains/(losses)	9,897	15,765	4,897	15,919	8,733	(37)%	13%
Securities gains/(losses), net (c)	(2,000)	—	—	—	4	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	—	—	(30,000)	200,000	—	NM	NM
Other expenses (d)	15,859	14,992	76,011	21,926	20,861	6%	(24)%

Total noninterest expense	15,859	14,992	46,011	221,926	20,861	6%	(24)%
Provision/(provision credit) for loan losses	(3,425)	(2,990)	12,415	4,841	1,799	(15)%	NM

Income/(loss) before income taxes	$11,509	$19,747	$(36,709)	$(193,708)	$4,961	(42)%	NM

Average Balance Sheet (millions)
Loans	$2,851	$2,993	$3,119	$3,272	$3,451	(5)%	(17)%
Loans held-for-sale	335	344	343	349	360	(3)%	(7)%
Trading securities	7	7	13	16	16	*	(56)%
Other assets	(15)	60	342	350	340	NM	NM
Total assets	3,178	3,404	3,817	3,987	4,167	(7)%	(24)%
Net interest margin (e)	2.01%	1.92%	1.93%	1.88%	1.97%
Efficiency ratio (f)	61.13%	47.22%	NM	NM	75.54%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$330	$332	$336	$346	$358	(1)%	(8)%

Key Servicing Metric
Ending servicing portfolio (millions) (g) (h)	$1,456	$1,679	$9,943	$15,033	$16,025	(13)%	(91)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	2Q14 fair value adjustments reflect new information on market pricing for similar assets primarily related to the non-performing portion of the held-for-sale portfolio.
(b)	1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14; 3Q13 increase reflects the effect of the terms of the agreement to sell servicing.
(c)	2Q14 includes a $2.0 million fair value reduction of an investment.
(d)	4Q13 includes $57.0 million of net loss accruals related to legal matters.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(f)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(g)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
(h)	In 3Q13 FHN signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter.

16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

						2Q14 Changes vs.
(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13
Allowance for Loan Losses Walk-Forward
Beginning reserve	$247,246	$253,809	$255,710	$261,934	$265,218	(3)%	(7)%
Provision	5,000	10,000	15,000	10,000	15,000	(50)%	(67)%
Charge-offs	(18,246)	(24,692)	(29,000)	(26,046)	(30,272)	(26)%	(40)%
Recoveries	9,628	8,129	12,099	9,822	11,988	18%	(20)%

Ending balance (Restricted - $.7 million) (a)	$243,628	$247,246	$253,809	$255,710	$261,934	(1)%	(7)%

Reserve for unfunded commitments	2,209	2,882	3,017	2,956	2,976	(23)%	(26)%
Total allowance for loan losses plus reserve for unfunded commitments	$245,837	$250,128	$256,826	$258,666	$264,910	(2)%	(7)%

Allowance for Loan Losses
Regional Banking	$131,801	$128,234	$121,027	$125,440	$124,627	3%	6%
Non-Strategic	111,827	119,012	132,782	130,270	137,307	(6)%	(19)%
Corporate (b)	NM	NM	NM	NM	NM	NM	NM

Total allowance for loan losses	$243,628	$247,246	$253,809	$255,710	$261,934	(1)%	(7)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$89,191	$83,275	$87,324	$118,507	$135,902	7%	(34)%
Foreclosed real estate (c)	26,598	27,705	28,806	33,594	34,561	(4)%	(23)%

Total Regional Banking	$115,789	$110,980	$116,130	$152,101	$170,463	4%	(32)%

Non-Strategic
Nonperforming loans (d)	$138,789	$153,972	$163,104	$164,534	$173,705	(10)%	(20)%
Nonperforming loans held-for-sale after fair value adjustments (e)	69,184	61,631	61,139	65,972	67,077	12%	3%
Foreclosed real estate (c)	12,183	15,265	16,947	16,437	16,781	(20)%	(27)%

Total Non-Strategic	$220,156	$230,868	$241,190	$246,943	$257,563	(5)%	(15)%

Corporate
Nonperforming loans	$3,636	$3,672	$4,598	$5,001	$4,526	(1)%	(20)%

Total nonperforming assets	$339,581	$345,520	$361,918	$404,045	$432,552	(2)%	(21)%

Net Charge-Offs
Regional Banking	$4,858	$5,783	$6,997	$4,347	$8,735	(16)%	(44)%
Non-Strategic	3,760	10,780	9,904	11,877	9,549	(65)%	(61)%

Total net charge-offs	$8,618	$16,563	$16,901	$16,224	$18,284	(48)%	(53)%

Consolidated Key Ratios (f)
NPL %	1.47%	1.59%	1.66%	1.87%	1.94%
NPA %	1.71	1.87	1.95	2.19	2.25
Net charge-offs %	0.22	0.45	0.44	0.41	0.46
Allowance / loans	1.54	1.64	1.65	1.66	1.62
Allowance / NPL	1.05x	1.03x	1.00x	0.89x	0.83x
Allowance / NPA	0.90x	0.87x	0.84x	0.76x	0.72x
Allowance / charge-offs	7.05x	3.68x	3.79x	3.97x	3.57x

Other
Loans past due 90 days or more (g)	68,369	$63,747	$69,863	$75,109	$65,367	7%	5%
Guaranteed portion (g)	32,782	35,063	35,260	37,509	33,483	(7)%	(2)%
Foreclosed real estate from government insured loans	18,771	23,065	25,809	21,596	18,559	(19)%	1%
Period-end loans, net of unearned income (millions)	15,796	15,119	15,389	15,409	16,198	4%	(2)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are as of June 30, 2014.
(b)	The valuation adjustment taken upon exercise of clean-up calls included expected losses.
(c)	Excludes foreclosed real estate from government-insured mortgages.
(d)	2Q14 decrease is primarily related to the TRUPS sale.
(e)	2Q14 increase is related to fair value adjustments.
(f)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(g)	Includes loans held-for-sale.

17

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Key Portfolio Details
C&I
Period-end loans ($ millions)	$8,403	$7,753	$7,924	$7,747	$8,368	8%	*

30+ Delinq. % (a)	0.19%	0.27%	0.13%	0.11%	0.13%
NPL %	0.58	0.68	1.01	1.33	1.45
Charge-offs % (qtr. annualized)	0.20	0.22	0.21	0.08	0.14

Allowance / loans %	0.82%	0.94%	1.09%	1.18%	1.12%
Allowance / charge-offs	4.35x	4.27x	5.33x	14.16x	8.34x

Commercial Real Estate
Period-end loans ($ millions)	$1,232	$1,152	$1,133	$1,174	$1,219	7%	1%

30+ Delinq. % (a)	1.10%	1.61%	0.90%	0.60%	0.54%
NPL %	1.14	1.30	1.60	2.13	2.74
Charge-offs % (qtr. annualized)	NM	0.12	NM	NM	NM

Allowance / loans %	1.28%	1.35%	0.94%	0.94%	1.14%
Allowance / charge-offs	NM	10.97x	NM	NM	NM

Consumer Real Estate
Period-end loans ($ millions)	$5,219	$5,258	$5,333	$5,458	$5,549	(1)%	(6)%

30+ Delinq. % (a)	0.93%	1.01%	1.13%	1.05%	1.10%
NPL %	2.51	2.51	2.20	2.23	2.15
Charge-offs % (qtr. annualized)	0.20	0.56	0.62	0.87	0.96

Allowance / loans %	2.26%	2.35%	2.38%	2.21%	2.18%
Allowance / charge-offs	11.30x	4.17x	3.79x	2.54x	2.26x

Permanent Mortgage
Period-end loans ($ millions)	$594	$622	$662	$698	$746	(5)%	(20)%

30+ Delinq. % (a)	1.71%	1.44%	2.62%	2.48%	2.51%
NPL %	6.23	6.46	5.76	5.30	5.14
Charge-offs % (qtr. annualized)	0.12	1.04	1.46	0.29	0.62

Allowance / loans %	3.99%	3.62%	3.40%	3.66%	3.63%
Allowance / charge-offs	31.85x	3.39x	2.27x	12.26x	5.64x

Credit Card and Other
Period-end loans ($ millions)	$348	$334	$337	$332	$316	4%	10%

30+ Delinq. % (a)	1.39%	1.30%	1.35%	1.11%	1.00%
NPL %	0.39	0.42	0.42	0.42	0.54
Charge-offs % (qtr. annualized)	3.35	3.71	3.05	2.61	2.22

Allowance / loans %	5.01%	3.91%	2.22%	2.09%	2.07%
Allowance / charge-offs	1.51x	1.05x	0.73x	0.82x	0.97x

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

18

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Total Regional Banking
Period-end loans ($ millions)	$12,853	$12,042	$12,167	$12,039	$12,634	7%	2%

30+ Delinq. % (a)	0.43%	0.52%	0.38%	0.35%	0.31%
NPL %	0.69	0.69	0.72	0.98	1.08
Charge-offs % (qtr. annualized)	0.16	0.20	0.23	0.14	0.29

Allowance / loans %	1.03%	1.06%	0.99%	1.04%	0.99%
Allowance / charge-offs	6.76x	5.47x	4.36x	7.27x	3.56x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,947	$7,287	$7,431	$7,254	$7,865	9%	1%

30+ Delinq. % (a)	0.20%	0.26%	0.14%	0.12%	0.13%
NPL %	0.57	0.55	0.59	0.92	0.96
Charge-offs % (qtr. annualized)	0.09	0.07	0.24	0.07	0.27

Allowance / loans %	0.84%	0.93%	0.97%	1.06%	0.99%
Allowance / charge-offs	10.12x	13.74x	4.24x	15.09x	3.81x

Commercial Real Estate
Period-end loans ($ millions)	$1,226	$1,145	$1,124	$1,164	$1,202	7%	2%

30+ Delinq. % (a) (b)	1.10%	1.62%	0.91%	0.61%	0.55%
NPL %	1.06	1.05	1.35	1.87	2.38
Charge-offs % (qtr. annualized)	NM	0.10	NM	NM	NM

Allowance / loans %	1.25%	1.31%	0.88%	0.88%	1.03%
Allowance / charge-offs	NM	13.38x	NM	NM	NM

Consumer Real Estate
Period-end loans ($ millions)	$3,334	$3,280	$3,278	$3,291	$3,253	2%	2%

30+ Delinq. % (a)	0.64%	0.62%	0.65%	0.66%	0.58%
NPL %	0.90	0.92	0.85	0.90	0.97
Charge-offs % (qtr. annualized)	0.18	0.18	0.12	0.14	0.31

Allowance / loans %	0.97%	0.99%	0.96%	0.95%	0.87%
Allowance / charge-offs	5.32x	5.42x	7.72x	6.84x	2.85x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$346	$330	$334	$330	$314	5%	10%

30+ Delinq. % (a)	1.43%	1.38%	1.55%	1.29%	1.14%
NPL %	0.14	0.27	0.16	0.20	0.20
Charge-offs % (qtr. annualized)	3.05	3.43	2.92	2.52	2.03

Allowance / loans %	4.98%	3.91%	2.21%	2.04%	2.02%
Allowance / charge-offs	1.64x	1.13x	0.76x	0.83x	1.03x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$155	$164	$175	$185	$205	(5)%	(24)%

30+ Delinq. % (a)	1.91%	1.83%	2.34%	2.05%	1.83%
NPL %	2.34	2.24	2.63	2.70	2.21
Charge-offs % (qtr. annualized)	NM	NM	NM	NM	NM

Allowance / loans %	NM	NM	NM	NM	NM
Allowance / charge-offs	NM	NM	NM	NM	NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q14 increase is primarily driven by 2 purchase credit impaired loans acquired from MNB.

19

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

						2Q14 Changes vs.
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13

Total Non-Strategic
Period-end loans ($ millions)	$2,788	$2,913	$3,047	$3,185	$3,359	(4)%	(17)%

30+ Delinq. % (a)	1.24%	1.38%	1.70%	1.53%	1.70%
NPL % (b)	4.98	5.28	5.35	5.17	5.17
Charge-offs % (qtr. annualized)	0.53	1.46	1.26	1.44	1.11

Allowance / loans %	4.01%	4.08%	4.36%	4.09%	4.09%
Allowance / charge-offs	7.41x	2.72x	3.38x	2.76x	3.58x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$456	$466	$492	$493	$503	(2)%	(9)%

30+ Delinq. % (a)	0.02%	0.43%	0.06%	0.04%	0.04%
NPL % (b)	0.58	2.64	7.33	7.36	9.13
Charge-offs % (qtr. annualized)	1.99	2.48	NM	0.27	NM

Allowance / loans %	0.38%	1.02%	2.87%	2.89%	3.14%
Allowance / charge-offs	0.19x	0.39x	NM	10.61x	NM

Commercial Real Estate
Period-end loans ($ millions)	$5	$7	$9	$10	$16	(29)%	(69)%

30+ Delinq. % (a)	—%	—%	—%	—%	—%
NPL %	19.34	40.93	32.30	32.16	29.38
Charge-offs % (qtr. annualized)	NM	3.46	3.72	1.74	NM

Allowance / loans %	9.41%	7.43%	7.98%	7.55%	9.56%
Allowance / charge-offs	NM	1.80 x	2.00 x	2.93 x	NM

Consumer Real Estate
Period-end loans ($ millions)	$1,885	$1,978	$2,055	$2,167	$2,297	(5)%	(18)%

30+ Delinq. % (a)	1.45%	1.65%	1.89%	1.64%	1.84%
NPL %	5.35	5.14	4.36	4.26	3.84
Charge-offs % (qtr. annualized)	0.23	1.17	1.39	1.93	1.84

Allowance / loans %	4.54%	4.60%	4.64%	4.13%	4.03%
Allowance / charge-offs	19.65x	3.86x	3.25x	2.08x	2.12x

Permanent Mortgage
Period-end loans ($ millions)	$427	$446	$475	$499	$527	(4)%	(19)%

30+ Delinq. % (a)	1.59%	1.21%	2.59%	2.55%	2.70%
NPL %	7.71	7.99	6.96	6.28	6.31
Charge-offs % (qtr. annualized)	0.15	1.46	2.04	0.41	0.89

Allowance / loans %	5.52%	5.00%	4.68%	5.07%	5.10%
Allowance / charge-offs	35.18x	3.36x	2.25x	12.14x	5.58x

Other Consumer
Period-end loans ($ millions)	$15	$16	$16	$16	$16	(6)%	(6)%

30+ Delinq. % (a)	1.79%	1.95%	2.33%	1.63%	1.99%
NPL %	9.16	9.03	8.66	8.53	10.02
Charge-offs % (qtr. annualized)	7.81	6.83	3.35	2.12	3.72

Allowance / loans %	2.94%	2.12%	2.25%	3.06%	2.85%
Allowance / charge-offs	0.36x	0.30x	0.66x	1.41x	0.75x

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	2Q14 and 1Q14 NPL decrease related to TRUPS sales.

20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $8.4 Billion (53.2% of Total Loans) as of June 30, 2014

% OS
General Corporate, Commercial, and Business Banking Loans	82%
Loans to Mortgage Companies	13%
Trust Preferred Loans	4%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.2 Billion (33.0% of Total Loans)

Origination LTV and FICO for Portfolio as of June 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	9%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	4%	2%
FICO score 660-699	2%	4%	3%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of June 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	12%	24%	18%	11%
FICO score 720-739	1%	3%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of June 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	21%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	5%	7%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	-%	-%	2%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2003	$0.1	150	78%	703		43%	31%
2003	$0.2	132	76%	720		31%	38%
2004	$0.4	119	80%	722		20%	27%
2005	$0.6	107	81%	729		17%	16%
2006	$0.5	96	78%	732		21%	17%
2007	$0.6	84	80%	736		26%	19%
2008	$0.3	73	75%	745		72%	50%
2009	$0.1	61	72%	749		87%	56%
2010	$0.2	47	81%	751		92%	73%
2011	$0.4	35	77%	760		90%	86%
2012	$0.8	24	77%	763		89%	91%
2013	$0.7	13	77%	757		86%	84%
2014	$0.3	3	81%	756		87%	86%
Total	$5.2	65	78%	743	(a)	57%	53%

(a)	743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	2Q14	1Q14	4Q13	3Q13	2Q13
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,626,151	$2,544,137	$2,500,751	$2,433,293	$2,546,408
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624

(B) Total common equity	$2,235,096	$2,153,082	$2,109,696	$2,042,238	$2,155,353
Less: Intangible assets (GAAP) (b)	161,968	162,950	163,931	162,695	163,623

(C) Tangible common equity (Non-GAAP)	$2,073,128	$1,990,132	$1,945,765	$1,879,543	$1,991,730
Less: Unrealized gains/(losses) on AFS securities, net of tax	15,596	(1,762)	(11,241)	11,153	9,439

(D) Adjusted tangible common equity (Non-GAAP) (c)	$2,057,532	$1,991,894	$1,957,006	$1,868,390	$1,982,291

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$24,222,750	$23,941,989	$23,789,833	$23,858,753	$24,852,800
Less: Intangible assets (GAAP) (b)	161,968	162,950	163,931	162,695	163,623

(F) Tangible assets (Non-GAAP)	$24,060,782	$23,779,039	$23,625,902	$23,696,058	$24,689,177

Period-end Shares Outstanding
(G) Period-end shares outstanding	237,147	236,586	236,370	236,328	240,555

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,751,933	$2,666,486	$2,618,976	$2,555,141	$2,712,399
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	95,624	95,624
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,161,493	$2,076,046	$2,028,536	$1,964,701	$2,121,959

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$19,379,300	$18,694,719	$18,878,594	$19,236,794	$20,419,117

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.62%	8.37%	8.24%	7.93%	8.07%
(A)/(E) Total equity to total assets (GAAP)	10.84%	10.63%	10.51%	10.20%	10.25%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.74	$8.41	$8.23	$7.95	$8.28
(B)/(G) Book value per common share (GAAP)	$9.42	$9.10	$8.93	$8.64	$8.96
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	11.15%	11.10%	10.75%	10.21%	10.39%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	11.36%	11.14%	11.01%	10.71%	10.91%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.62%	10.65%	10.37%	9.71%	9.71%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

22

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets: Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management considers regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Purchase Credit Impaired (“PCI”) Loans: Acquired loans that have experienced deterioration of credit quality between origination and the time of acquisition and for which the timely collection of the interest and principal is no longer reasonably assured.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation
Second Quarter 2014 Earnings
July 18, 2014

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Building Franchise Value
Executing “Blue Chip” Priorities
Being easy to do business with
Providing differentiated customer service
Using the bonefish to drive profitability

Building Franchise Value

Executing Profitable Growth Opportunities

- Solid progress toward achieving long-term bonefish profitability
- Consolidated and Regional Banking average loan growth of 2% and 4% linked quarter, respectively
- Capitalizing on profitable growth opportunities in CRE, ABL, Mid-Atlantic, Middle Tennessee, and East Tennessee year over year
- Non-Strategic average loans now comprise less than 19% of the total loan portfolio
- Expenses, excluding the Sentinel expense reversal, down 7% year over year[4]

Regional Bank Areas of Loan Growth Since 2Q13[1]



Markets:
East TN²
6%
Middle TN
8%
Mid-Atlantic
12%
Lending Areas:
Commercial³
6%
PC/WM³
8%
Asset Based Lending
14%
CRE
19%

Rationalizing Expenses[4]



$240mm
$220
$200
$180
-7%
2Q13
2Q14

Non-Strategic Average Loan Run-Off



$3.5B
$3.0
$2.5
$2.0
-17%
2Q13
2Q14

FIRST HORIZON NATIONAL CORPORATION

[1] Average Regional Banking loan growth from 2Q13 to 2Q14.
[2] East Tennessee includes loans from the MNB acquisition.
[3] Private Client & Wealth Management and Commercial loans are originated within the geographical markets listed above.
[4] 2Q14 excludes the recovery of $47mm expense related to the Sentinel lawsuit. This is a non-GAAP number.

4

Core Businesses Relative Positioning

Balance Sheet Positioned to Benefit from Rising Rates



2Q14 Core Businesses[1]
Returns
ROTCE[2,3]
9.0%
10.6%
ROA[2,3]
0.84%
0.87%
Key Bonefish Metrics
NIM[2]
3.14%
3.35%
NCO %[2]
0.16%
0.20%
Fee Income %
46%
29%
Efficiency Ratio[3]
76%
66%

- Capital ratios remain ~200-300bps above normalized Bonefish Tier 1 Common capital levels
- Significant latent income embedded in balance sheet
- A 200bps rise in rates would have improved NII by ~$63mm annually and added ~35bps to Core NIM[4]
- Better than long-term bonefish targets
- FTN Financial significant differentiator vs peers
- In line with long-term bonefish targets
- Regional Banking efficiency ratio of 62%
- Core Businesses expenses down $9mm or 4% linked quarter, excluding $47mm of litigation expense recoveries[1]

FHN Favorable FHN Unfavorable Peers[5]

All non-GAAP numbers reconciled in the appendix. [1]Core Businesses include Regional Banking, Capital Markets, and Corporate. All core data is non-GAAP. [2]ROTCE, ROA, NIM, and NCOs are annualized. ROTCE is a non-GAAP number. [3]ROTCE, ROA, and Efficiency Ratios are adjusted to eliminate the $47mm Sentinel recovery. These numbers are non-GAAP. [4]All else equal, a 200bps rate shock results in ~$63mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral. Core estimates are non-GAAP. [5]Peer data is asset weighted as of 1Q14. Peers defined in appendix.

FIRST HORIZON NATIONAL CORPORATION

5

FINANCIAL RESULTS

2Q14 Consolidated Financial Results
$ in millions, except EPS Actuals 2Q14 vs
Financial Results 2Q14 1Q14 2Q13 1Q14 2Q13
Net Interest Income $157 $152 $160 +$4 -$3
Fee Income $127 $146 $143 -$19 -$16
Expense $165 $220 $227 -$55 -$62
Loan Loss Provision $5 $10 $15 -$5 -$10
Net Income Available to Common Shareholders $77 $45 $41 +$32 +$36
EPS $0.32 $0.19 $0.17 +$0.13 +$0.15
Net income available to common of $77mm, with EPS of $0.32
Total average loans up 2% linked quarter and total average deposits relatively stable Net interest margin of 2.97% and NII up due to strong loan growth in Regional Banking
Fee income impacted by lower mortgage servicing income, lower Capital Markets ADR levels, & securities gains in 1Q14 Loan loss provision of $5mm with NCOs of $9mm in 2Q14 vs $10mm of provision and $17mm of NCOs in 1Q14 Expense, excluding the Sentinel expense reversal, down 4% linked quarter1 Tier 1 Common of 11.2%2
Numbers may not add to total due to rounding.
All non-GAAP numbers are reconciled in the appendix.
1Expense excluding the Sentinel expense reversal is non-GAAP.
2Tier 1 Common: current quarter is an estimate and a non-GAAP number.

2Q14 Significant Items
Significant Item Pre-Tax Amount After-Tax Amount1 Impact to EPS2
Litigation Expense Recovery +$47.1mm +$31.4mm +$0.13
Held-for-Sale (Primarily NPL) +$8.2mm +$5.5mm +$0.02
Portfolio Valuation Adjustment
Numbers may not add to total due to rounding. 1After-tax impact assumes a tax rate of 33.3%.
2EPS impact calculated by dividing the after-tax impact by the 237mm diluted shares outstanding.

2Q14 Segment Highlights

$ in millions, except EPS	Net Income[1] 2Q14	1Q14	2Q13	2Q14 Per Share Impact[2]	Drivers and Impacts
Regional Banking	$47	$36	$43	$0.20	▪ Pre-provision net revenue[3] up 18% linked quarter as revenues increased 6% and expenses remained relatively flat ▪ 2Q14 provision of $8mm vs 1Q14 provision of $13mm ▪ Average loans up 4% linked quarter
Capital Markets	$31	$5	$8	$0.13	▪ Fixed income ADR of $642k in 2Q14 vs $813k in 1Q14 ▪ Linked quarter decrease in expense primarily driven by a $47mm expense reversal associated with the 2011 Sentinel lawsuit
Corporate[1]	$(8)	$(8)	$(13)	$(0.03)	▪ Fee income down $8mm linked quarter, partially due to a $6mm investment gain in 1Q14 ▪ Expense declined 19% linked quarter, primarily due to a lease abandonment charge in 1Q14
Core Businesses[1]	$70	$33	$38	$0.29	
Non-Strategic	$7	$12	$3	$0.03	▪ 2Q14 includes +$8mm valuation adjustment, primarily related to nonperforming held-for-sale portfolio ▪ 1Q14 included a $20mm gain from unrecognized servicing fees ▪ Loan loss provision credit of $(3)mm in 2Q14 and 1Q14 ▪ Zero mortgage repurchase provision in 2Q14 and 1Q14
Total[1]	**$77**	**$45**	**$41**	**$0.32**	

Numbers may not add to total due to rounding. [1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Corporate, Core Businesses, and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.
[2]Segment EPS impacts are non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 2Q14 net income column divided by the 237mm diluted shares outstanding.
[3]Regional Banking pre-provision net revenue is non-GAAP and reconciled in the appendix.

FIRST HORIZON NATIONAL CORPORATION

9

Regional Banking Financial Results
$ in millions Actuals 2Q14 vs
Financial Results 2Q14 1Q14 2Q13 1Q14 2Q13
Net Interest Income $149 $142 $148 +$7 +$0
Fee Income $66 $60 $62 +$6 +$4
Expense $134 $133 $130 +$1 +$4
Loan Loss Provision $8 $13 $13 -$5 -$5
Net Income $47 $36 $43 +$11 +$4
Average loans increased 4% linked quarter
Solid loan growth in Loans to Mortgage Companies, CRE, ABL, Mid-Atlantic, and Middle TN Revenues up 6% linked quarter NII up 5% from higher loan balances Fee income up 10% linked quarter and 7% year over year Brokerage fees up 5% linked quarter and 22% year over year Trust services up 8% linked quarter and 5% year over year Deposit transactions up 5% linked quarter and relatively stable year over year 2Q14 was also favorably impacted by VISA incentives Expenses relatively stable Efficiency ratio improved to 62% in 2Q14 from 66% in 1Q14 2Q14 net charge-offs of $5mm, down 16% linked quarter
Numbers may not add to total due to rounding.

Profitable Growth Opportunities: Regional Banking

Broad Product Offerings with Focus on Specialty Lending Provides Growth Opportunities

- Average loans up 4% linked quarter, driven by targeted calling efforts, ongoing focus on specialty lending and seasonal rebound
- CRE increase due to growth in expansion markets and opportunities with new and existing customers
- Private Client/Wealth Management up from our targeted lending to niche customers, the hiring of specialized lenders and expanded product offerings
- New closed business in Treasury Management Services grew significantly from last year due to emphasis on full service relationships and new products

Regional Bank Areas of Linked Quarter Loan Growth



Markets:
Middle TN
4%
Mid-Atlantic
9%
Lending Areas:
PC/WM¹
2%
ABL
2%
Commercial¹
5%
CRE
11%
Loans to Mortgage Companies
48%

Regional Banking Linked Quarter Loan Growth



$14B
$12
$10
$8
$6
$4
$2
$0
+4%
$4.1B
$2.1B
$1.7B
$0.8B
$2.9B
$4.5B
$2.1B
$1.7B
$0.8B
$3.1B
1Q14
2Q14
Commercial
Business Banking
Specialty Lending
Private Client / Wealth Management
Retail

FIRST HORIZON NATIONAL CORPORATION

Average Regional Banking loan growth from 1Q14 to 2Q14.
[1]Commercial and Private Client & Wealth Management loans are originated within the geographical markets.

11

Capital Markets

Capital Markets Provides a Unique Business Model

- Fixed income average daily revenue at $642k in 2Q14
- Lower levels of fixed income ADR due to market conditions
- Expense decline primarily driven by a $47mm expense reversal associated with the Sentinel lawsuit, which was settled in 2011
- Focused on investing in extensive fixed income distribution platform:
  - Expansion of municipal products platform
  - Continued development of public finance capability with 6 strategic hires in 2014
- Fixed income business model highly adaptable to various market conditions

Capital Markets Revenue and Expense



$800mm
$600
$400
$200
$0
Left Axis: Revenue
Expense
Right Axis: ADR
$3mm
$2
$1
$0
2007
2008
2009
2010
2011[1]
2012
2013
1H14[1]

$ in millions, except ADR **Financial Results**	Actuals			2Q14 vs	
	2Q14	**1Q14**	**2Q13**	**1Q14**	**2Q13**
NII	$3	$3	$4	-$1	-$2
Fee Income	$48	$57	$68	-$9	-$21
Expense: Sentinel Expense Reversal	-$47	-	-	-$47	-$47
Expense: All Other Expense	$47	$53	$60	-$5	-$13
Pre-Tax Income	$50	$8	$12	+$42	+$38
Average Daily Revenue (ADR)	$642k	$813k	$915k	-$171k	-$273k

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]2011 excludes $36.7mm of expense associated with the Sentinel settlement. 1H14 is annualized and excludes the $47mm recovery of the Sentinel settlement expense and legal fees. These are non-GAAP numbers and are reconciled in the appendix.

12

NII and Net Interest Margin
Balance Sheet Positioned to Benefit from Rising Rates
NIM increased 9bps linked quarter to 2.97%, primarily Consolidated Net Interest Margin due to lower levels of cash balances at the Fed
3.1% 3.09%
Current second half 2014 NIM expectations in the
~2.90%-2.95% range 3.0% 2.95% 2.96% 2.97% 2.98% 2.97%
Key assumptions: 2.9% 2.88%
Rates stay at current levels or slightly rise
2.8%
Loan yields decline modestly
2.7%
Excess cash balances at the Fed remain below
the levels from the first half of the year 2.6%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Regional Banking average deposit rate paid of 17bps in
2Q14 vs 20bps in 1Q14 Net Interest Income Sensitivity Impact1
Attractive and stable low-cost funding mix in Regional 12%
Banking with 54% DDA and interest checking deposits
9% +4.9%
Regional Banking net interest spread at 3.46% in 2Q14 +10.0%
vs 3.41% in 1Q14 +$31mm +$63mm
6%
+1.2%
Floating rate loans comprise 66% vs 3% -1.3% +$7mm
fixed rate loans at 34% of loan portfolio -$8mm
0%
-3%
Long End Long End +100bps +200bps
-50bps +50bps
Numbers may not add to total due to rounding.
1Analysis uses FHN’s balance sheet as of 2Q14 and is non-GAAP. Long End +50bps assumes yield curve spreads widen ~50bps. Long end -50bps assumes yield curve spreads compress ~50bps.
Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.

Continued Efficiencies

Execution Capabilities Demonstrated
Performance vs Peers Meaningfully Differentiated

- Annualized noninterest expense declined 25% from 2Q11[1]
- Further efficiency improvements achievable by:
  - Continued focus on reducing Non-Strategic expense
  - Working on 133 processes that are candidates for efficiencies
  - Optimizing corporate real estate footprint by reducing excess square footage
  - Rationalizing branch network as consumer usage shifts to FHN's expanded digital banking platforms

Annualized Noninterest Expense[1]



-25%[1]
$1,133mm
$1,109mm
$910mm
$850mm
2Q11 Annualized
2Q12 Annualized
2Q13 Annualized
2Q14 Annualized

FIRST HORIZON NATIONAL CORPORATION

Numbers/percentages may not add due to rounding.
[1]2Q11 excludes $25mm and 2Q12 excludes $250mm of mortgage repurchase expense. 2Q11 also excludes $37mm of expense related to the Sentinel settlement. 2Q14 excludes the recovery of $47mm expense related to the Sentinel lawsuit. These are non-GAAP numbers and a reconciliation is provided in the appendix.

14

Asset Quality Trends
Continued Improvement in Credit Trends
Net charge-offs of $9mm, down 48% linked quarter Non-Performing Assets and 53% year over year
$500mm NPLs NPLs Held for Sale ORE
NPL levels at $301mm, down 1% linked quarter and
21% year over year $400
Commercial NPLs down 7% linked quarter and $300
60% year over year
Portfolio continues to see positive grade migration $200
Disciplined underwriting on new and renewed credits $100
$0
2Q13 3Q13 4Q13 1Q14 2Q14
Net Charge-Offs Reserves
$20mm 1.2% $280mm Reserves $ Reserves / Loans % 2.0%
$15 0.9% $260 1.8%
$10 0.6% $240 1.6%
$5 0.3% $220 1.4%
$0 0.0% $200 1.2%
2Q13 3Q13 4Q13 1Q14 2Q14 $180 1.0%
NCOs $ Provision $ NCO %¹ 2Q13 3Q13 4Q13 1Q14 2Q14
Numbers may not add due to rounding.
1Net charge-off % is annualized.

Building Long-Term Earnings Power: Bonefish Targets

Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term



Total Assets
Earning Assets
Return on Assets
1.25% - 1.45%
Pre-tax Income
Net Interest Margin
3.50% - 4.00%
Tax Rate
Risk Adjusted Margin
Return on Tangible Common Equity
15% - 20%
Annualized Net Charge-Offs
0.30% - 0.70%
% Fee Income
40% - 50%
Equity / Assets
Tier 1 Common
8% - 9%
Efficiency Ratio
60% - 65%

2Q14	Consolidated	Core Businesses[4]	Long-Term Targets
ROTCE[1,3]	9.0%	9.0%	15.0 – 20.0%
ROA[1,3]	0.84%	0.84%	1.25 - 1.45%
NIM[1]	2.97%	3.14%	3.50 - 4.00%
Tier 1 Common[2]	11.2%		8.0 – 9.0%
NCO / Average Loans[1]	0.22%	0.16%	0.30 - 0.70%
Fee Income / Revenue	45%	46%	40 - 50%
Efficiency Ratio[3]	74%	76%	60 - 65%

FIRST HORIZON NATIONAL CORPORATION

All non-GAAP numbers are reconciled in the appendix. [1]ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a non-GAAP number.
[2]Tier 1 Common: Current quarter is an estimate and a non-GAAP number.
[3]ROTCE, ROA, and Efficiency Ratios are adjusted to eliminate the $47mm Sentinel recovery. These numbers are non-GAAP.
[4]Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Core data is non-GAAP.

16

Building Franchise Value

Closing the Gap to Bonefish Targets

Current Earnings Power

Continued Efficiencies
- *Non-Strategic wind-down*
- *Process improvements*
- *Infrastructure reductions*

Profitable Growth Opportunities
- *Specialty lending*
- *Mid-Atlantic*
- *Middle TN*
- *Houston*
- *Wealth / Investments*
- *Municipals (FTN Financial)*

Economic Profit Improvement
- *Resource allocation to profitable businesses*
- *Product profitability*
- *Relationship Profitability*

Capital Optimization/ Deployment
- *Dividends*
- *Share buybacks*
- *M&A*

Rise in Interest Rates
- *Latent income embedded in asset sensitive balance sheet*

Bonefish Earnings Power

Metric	Target Range	
	Current Low Rate Environment	Normalized Higher Rate Environment
ROTCE	8% -12%	15% – 20%
Tier 1 Common	10% - 11%	8% – 9%
Asset Growth Assumption	0% - 2%	3% - 5%
Potential Payout Ratio[1]	30% - 100%	65% - 85%

[1] Payout ratio refers to common stock dividends and repurchases. Dividends and repurchases are subject to FHN Board approval and regulatory considerations.

FIRST HORIZON NATIONAL CORPORATION

17

Successfully Executing on Key Priorities
FHN Is Well Positioned For Attractive Long-Term Earnings Power
Proven execution capabilities
Unique size, scope, and strengths
Focused on efficiency, productivity, economic profitability, and growth opportunities Organizational alignment on the path to achieving long-term bonefish profitability Breadth and depth of talent that will be able to profitably run and grow the company
Building a Foundation for Attractive Long-Term Earnings Power

APPENDIX

2Q14 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[4]	Non-Strategic					
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Total	Permanent Mortgage	Commercial (C&I & Other)	CRE	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$7,947	$1,226	$3,334	$346	$12,853	$155	$456	$5	$1,885	$427	$15	$15,796
30+ Delinquency	0.20%	1.10%	0.64%	1.43%	0.43%	1.91%	0.02%	0.00%	1.45%	1.59%	1.79%	0.59%
Dollars	$16	$14	$21	$5	$55	$3	$0	$0	$27	$7	$0	$93
NPL %	0.57%	1.06%	0.90%	0.14%	0.69%	2.34%	0.58%	19.34%	5.35%	7.71%	9.16%	1.47%
Dollars	$46	$13	$30	$0	$89	$4	$3	$1	$101	$33	$1	$232
Net Charge-offs[3] %	0.09%	NM	0.18%	3.05%	0.16%	NM	1.99%	NM	0.23%	0.15%	7.81%	0.22%
Dollars	$2	-$1	$2	$3	$5	NM	$2	$0	$1	$0	$0	$9
Allowance	$67	$15	$32	$17	$132	NM	$2	$0	$86	$24	$0	$244
Allowance / Loans %	0.84%	1.25%	0.97%	4.98%	1.03%	NM	0.38%	9.41%	4.54%	5.52%	2.94%	1.54%
Allowance / Charge-offs	10.12x	NM	5.32x	1.64x	6.76x	NM	0.19x	NM	19.65x	35.18x	0.36x	7.05x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 2Q14. NM: Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Net charge-offs are annualized.
[4]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.

20

C&I and CRE Portfolio Detail
$8.4B C&I portfolio, diversified by industry, managed primarily in Regional Banking
$1.2B CRE portfolio, comprising 8% of total loans
Commercial (C&I and CRE) net charge-offs at $3mm in 2Q14 , largely driven by sale of TRUP loan
Income CRE: Loan Type
Construction
23%
Mini- Land 4%
Perm/Non-
Construction
73%
Income CRE: Collateral Type
Hospitality
Other 9%
8% Retail
Land 19%
4%
Industrial
13% Multi-Family
32%
Office

15%

Data as of 2Q14.
Numbers may not add to total due to rounding.

Home Equity Overview
Portfolio Characteristics
First Second Total
Balance $ 2.8B $ 2.4B $ 5.2B
Original FICO 752 735 743
Refreshed FICO 752 723 736
Original CLTV 76% 81% 78%
Full Doc 91% 74% 83%
Owner Occupied 92% 94% 93%
HELOCs $ 0.7B $ 2.0B $ 2.7B
Weighted Average
HELOC Utilization 48% 59% 57%
Percent of Portfolio: Months Until Repayment
35%
30%
25%
20%
15% 29%
10%
17% 18% 15% 14%
5%
7%
0%
0-12 13-24 25-36 37-48 49-60 >60
Geographic Distribution
Other
29% Core
Banking
Customers
FL TN
2% CA 57%
GA 9%
3%
HELOC Draw vs Repayment Balances
$2.5B
$2.0
$1.5
$1.0 $2.0
$0.5
$0.7
$0.0
In Draw In Repayment
Data as of 2Q14. Numbers may not add to total due to rounding.

Non-Strategic Update
Wind-down of Non-Strategic on track with reduced balances and improving credit quality
TRUPs balances declined to $339mm, down 3% linked quarter and 11% year over year1
Sold one TRUP on interest deferral in 2Q14
Non-Strategic comprised less than 19% of total average loans in 2Q14, down from 22% in 2Q13
Expenses declined 24% year over year
Non-Strategic Consumer Real Estate Run-Off
$3.0B 21%
20%
$2.5 20%
19%
$2.0 19%
18% 19%
$1.5 18%
18%
$1.0
$0.5 17%
$0.0 16%
2Q13 3Q13 4Q13 1Q14 2Q14
Period End Balance Constant Pre-Payment Rate (Right Axis)
Non-Strategic Revenue Components
2Q14 Total Revenue: $24mm
Primarily a
valuation
adjustment on
the Held-for- Fee
Sale Portfolio Income Non-Strategic loan
$8 portfolio includes
NII floating rate loans
$16 of 72% vs fixed
rate loans of 28%
Non-Strategic Expense Components
$35mm
$21 -24%
$14
$7
$0
2Q13 2Q14
Environmental² Sub-Servicing Other³
Numbers and percentages may not add due to rounding.
1Net of $26mm of LOCOM.
2Environmental expense includes legal & professional, credit-related, foreclosure, loss mitigation, and mortgage repurchase workout.
3Includes fixed costs such as personnel, technology, and operations.

Agency & Non-Agency Update

Entered Repurchase Resolution Agreements with Both GSEs

Mortgage Repurchase Reserve

($ in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Beginning Balance	$184	$123	$294	$165	$145
Net Realized Losses	$(61)	$(29)	$(98)	$(20)	$(4)
Provision	$0	$200	$(30)	$0	$0
Ending Balance	$123	$294	$165	$145	$141

Other Whole Loan Sales and Non-Agency

- Represent 22% of all active repurchase/make whole requests in 2Q14 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations
  - Loan file review process regarding certain bundled FHN loans has been initiated

Total Pipeline of Repurchase Requests[1]



$600mm
$400
$200
$0
2Q13
3Q13
4Q13
1Q14
2Q14
GSE New Requests
Other New Requests
Resolved
Pipeline

Non-Agency HUD/FHA Investigation

- HUD and US DOJ are investigating FHA insurance claims on insured loans originated by FHN; initial period covers 1/1/06 through 3/31/12[2]
  - From 1/1/06 through 8/31/08 FHN originated ~48,000 loans with original UPB of ~$8.2B
  - FHA originations declined substantially after FHN's mortgage business divestiture on 8/31/08
- HUD has reviewed a small sample of loans from the covered period, and its investigation remains incomplete
- HUD and DOJ could seek up to treble and special damages under the False Claims Act and other laws
- FHN does not have the ability now to estimate a reserve or a range of reasonably possible losses

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 2Q14. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 4Q13,1Q14, and 2Q14 resolutions include $128mm, $14mm, and $6.5mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgement with Fannie. [2]FHA insurance claims made after 3/31/12 will be added to investigation.

24

FH Proprietary Securitizations Litigation

Certificate Breakdown

($ in millions) Deal	Certificate	Original UPB	Paid Off	Current UPB	Performing UPB	60D+ Delinquent	Cumulative Loss
FHASI 2005-AR5[1] (Schwab)	Senior	$30.0	$19.3	$10.7	$10.0	$0.7	$0.0
FHASI 2007-AR2[1] (Schwab)	Senior	$50.0	$32.3	$15.4	$13.7	$1.7	$2.2
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$11.1	$3.0	$7.3	$5.8	$1.5	$0.9
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$15.2	$4.4	$9.7	$7.9	$1.8	$1.1
FHAMS 2006-FA7 (FDIC Alabama)	Senior	$20.7	$6.0	$12.5	$10.3	$2.3	$2.1
FHAMS 2007-FA4[1] (FDIC Alabama)	Senior	$14.4	$3.2	$9.5	$7.5	$2.0	$1.6
FHAMS 2007-FA1 (FDIC New York)	Senior	$44.5	$12.8	$26.6	$20.8	$5.8	$5.1
FHAMS 2007-FA2 (FDIC New York)	Senior	$34.9	$10.8	$20.0	$15.9	$4.0	$4.1
FHAMS 2005-FA8 (FHLB Indemnification)	Senior	$100.0	$76.5	$23.4	$19.9	$3.5	$0.1
FHAMS 2007-FA3 (MetLife Indemnification)	Senior	$103.0	$58.2	$37.5	$30.8	$6.6	$7.3
FHAMS 2005-FA10[2] (Royal Park Indemnification)	Senior	$100.0	$63.0	$33.9	$28.5	$5.4	$3.1
FHAMS 2006-FA2[1] (Royal Park Indemnification)	Senior	$30.0	$22.9	$6.1	$5.0	$1.1	$1.1
Total[4]		**$553.7**	**$312.5**	**$212.5**	**$176.2**	**$36.4**	**$28.6**



$554mm
Cumulative Loss 5%
60D+ Delinquent[3] 7%
Performing UPB 32%
Paid Off 56%

Numbers and percentages may not add to total due to rounding. Data source: June 2014 Trustee Reports.
[1]The complainants only purchased a portion of these tranches. Original UPB estimated based on the purchase price stated in the complaints. All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. [2]Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request.
[3]60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.
[4]FHN has reached an agreement in principle to settle the Western & Southern litigation previously reported. The settlement has been considered in establishing the litigation liability for 2Q14.

FIRST HORIZON NATIONAL CORPORATION 150
25

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	2Q14	1Q14	4Q13	3Q13	Average[4]
Core Businesses Return On Tangible Common Equity					
Total FHN Risk Weighted Assets[1] (Regulatory GAAP)	$19,379	$18,695	$18,879	$19,237	
Less: Non-Strategic Risk Weighted Assets Estimate[1] (Regulatory Non-GAAP)	$2,715	$2,848	$3,268	$3,404	
Total Core Businesses[2] Risk Weighted Assets Estimate (Non-GAAP)	$16,665	$15,847	$15,610	$15,833	
Total FHN Average Tangible Common Equity (Non-GAAP)	$2,016	$1,982	$1,919	$1,923	
Less: Non-Strategic Allocated Tangible Common Equity at the Tier 1 Common Ratio %[3] (Non-GAAP)	$303	$316	$351	$348	
Total Core Businesses[2] Average Tangible Common Equity (Non-GAAP)	$1,713	$1,666	$1,567	$1,575	
FHN Net Income Available to Common (GAAP)	$77	$45	$49	($107)	
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$70	$33	$43	$40	
FHN Annualized Return on Tangible Common Equity (Non-GAAP)	15.28%	9.18%	10.22%	-22.17%	3.13%
Core Businesses[2] Annualized Return on Tangible Common Equity (Non-GAAP)	16.32%	7.99%	10.96%	10.15%	11.35%
Core Businesses Net Income Available to Common					
Corporate Net Income (GAAP)	-$4	-$4	-$2	-$10	
Less: Corporate Non-Controlling Interest (GAAP)	$3	$3	$3	$3	
Less: Corporate Preferred Stock Dividends (GAAP)	$2	$2	$2	$2	
Corporate Net Income Available to Common (GAAP)	-$8	-$8	-$7	-$15	
Regional Banking Net Income (GAAP)	$47	$36	$43	$49	
Capital Markets Net Income (GAAP)	$31	$5	$7	$6	
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$70	$33	$43	$40	
Return on Tangible Common Equity Adjusted for Sentinel Recovery					
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$70				
Less: Sentinel expense recovery tax effected at 33.3% (GAAP)	-31				
Adjusted Core Businesses[2] Net Income Available to Common (Non-GAAP)	$38				
Non-Strategic Net Income (GAAP)	$7				
Adjusted Consolidated Net Income Available to Common (Non-GAAP)	$45				
Total Core Businesses[2] Average Tangible Common Equity (Non-GAAP)	$1,713				
Adjusted Core Businesses[2] Annualized Return on Tangible Common Equity (Non-GAAP)	8.96%				
Total FHN Average Tangible Common Equity (Non-GAAP)	$2,016				
Adjusted Consolidated Return on Tangible Common Equity (Non-GAAP)	9.02%				

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. [1]2Q14 FHN consolidated and all quarters for Non-Strategic estimated by applying risk based capital regulations to period end assets. [2]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. [3]Calculated by multiplying the quarterly consolidated Tier 1 Common ratio to the Non-Strategic risk weighted assets estimate. The 2Q14 Tier 1 Common ratio is an estimate. [4]Average of quarters 3Q13-2Q14.

26

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, earning assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.

Net Interest Margin *($ in millions)*	**2Q14**	**1Q14**	**4Q13**	**3Q13**	**2Q13**
Regional Banking Net interest income (GAAP)	$149	$142	$146	$150	$148
Regional Banking FTE adjustment	$2	$2	$2	$2	$2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP)	$151	$144	$148	$151	$150
Capital Markets Net interest income (GAAP)	$3	$3	$4	$4	$4
Capital Markets FTE adjustment	$0	$0	$0	$0	$0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP)	$3	$4	$4	$4	$4
Corporate Net interest income (GAAP)	-$11	-$9	-$10	-$12	-$11
Corporate FTE adjustment	$0	$0	$0	$0	$0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP)	-$11	-$9	-$10	-$12	-$11
Core Businesses Net interest income (Non-GAAP)[1]	$141	$136	$140	$142	$141
Core Businesses FTE adjustment (Non-GAAP)[1]	$2	$2	$2	$2	$2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP)[1]	$143	$138	$142	$144	$143
Non-Strategic Net interest income (GAAP)	$16	$16	$17	$17	$19
Non-Strategic FTE adjustment	$0	$0	$0	$0	$0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP)	$16	$16	$17	$17	$19
Consolidated Net interest income (GAAP)	$157	$152	$157	$159	$160
Consolidated FTE adjustment	$2	$2	$2	$2	$2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP)	$159	$154	$159	$161	$162

Average Earning Assets	**2Q14**
Regional Banking Earning Assets (GAAP)	$12,429
Capital Markets Earning Assets (GAAP)	$1,780
Corporate Earning Assets (GAAP)	$4,082
Core Businesses Earning Assets (Non-GAAP)[1]	$18,290
Non-Strategic Earning Assets (GAAP)	$3,202
Consolidated Earning Assets (GAAP)	$21,493

Core Businesses NIM with 200bps Rate Shock[1]		**2Q14**
Annualized Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP)	a	$574
Core Businesses Average Earning Assets (Non-GAAP)	b	$18,290
Core Businesses NIM (Non-GAAP)	a/b	3.14%
Core Businesses Additional Annual NII from a 200bps Rate Shock (Non-GAAP)[2]	c	$63
Core Businesses NIM with 200bps Rate Shock (Non-GAAP)	(a+c)/b	3.48%
Annualized Consolidated Net interest income adjusted for impact of FTE (Non-GAAP)	d	$639
Consolidated Average Earning Assets (GAAP)	e	$21,493
Consolidated NIM (GAAP)	d/e	2.97%
Consolidated Additional Annual NII from a 200bps Rate Shock (Non-GAAP)[2]	f	$63
Consolidated NIM with 200bps Rate Shock (Non-GAAP)	(d+f)/e	3.26%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
[2]All else equal, a 200bps rate shock results in ~$63mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral.

27

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	2Q14	1Q14	4Q13	3Q13	2Q13	Average[3]
Tangible Common Equity (Non-GAAP)						
Total equity (GAAP)	$2,626	$2,544	$2,501	$2,433	$2,546	
Less: Noncontrolling interest	$295	$295	$295	$295	$295	
Less: Preferred stock	$96	$96	$96	$96	$96	
Total common equity	$2,235	$2,153	$2,110	$2,042	$2,155	
Less: intangible assets (GAAP)[1]	$162	$163	$164	$163	$164	
Tangible common equity (Non-GAAP)	$2,073	$1,990	$1,946	$1,880	$1,992	
Less: unrealized gains on AFS securities, net of tax	$16	-$2	-$11	$11	$9	
Adjusted tangible common equity (Non-GAAP)	$2,058	$1,992	$1,957	$1,868	$1,982	
Tangible Assets (Non-GAAP)						
Total assets (GAAP)	$24,223	$23,942	$23,790	$23,859	$24,853	
Less: intangible assets (GAAP)[1]	$162	$163	$164	$163	$164	
Tangible assets (Non-GAAP)	$24,061	$23,779	$23,626	$23,696	$24,689	
Tier 1 Common (Non-GAAP)						
Tier 1 capital[2]	$2,752	$2,666	$2,619	$2,555	$2,712	
Less: noncontrolling interest - FTBNA preferred stock	$295	$295	$295	$295	$295	
Less: Preferred stock	$96	$96	$96	$96	$96	
Less: trust preferred	$200	$200	$200	$200	$200	
Tier 1 common (Non-GAAP)[2]	$2,161	$2,076	$2,029	$1,965	$2,122	
Risk Weighted Assets						
Risk weighted assets[2]	$19,379	$18,695	$18,879	$19,237	$20,419	
Ratios						
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP)	8.62%	8.37%	8.24%	7.93%	8.07%	8.29%
Total equity to total assets (GAAP)	10.84%	10.63%	10.51%	10.20%	10.25%	10.54%
Tier 1 common ratio to risk weighted assets (Non-GAAP)[2]	11.15%	11.10%	10.75%	10.21%	10.39%	10.80%
Tier 1 capital to total assets (GAAP)[2]	11.36%	11.14%	11.01%	10.71%	10.91%	11.05%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)[2]	10.70%	10.65%	10.31%	9.77%	9.75%	10.36%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)[2]	11.95%	11.97%	11.65%	11.10%	11.04%	11.67%
Total equity plus reserves to total assets (GAAP)	11.85%	11.66%	11.58%	11.27%	11.30%	11.59%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Includes goodwill and other intangible assets, net of amortization.
[2]Current quarter is an estimate.
[3]Average of quarters 3Q13-2Q14.

28

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of expense, revenue, repurchase provision, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions

Noninterest Expense and Efficiency Ratio Excluding Sentinel	2Q14	1Q14	4Q13	3Q13	2Q13	2Q14 Changes vs 1Q14	2Q14 Changes vs 2Q13
Regional Bank noninterest expense (GAAP)	$134	$133	$139	$132	$130	0%	3%
Capital Markets noninterest expense (GAAP)	$0	$53	$53	$58	$60	NM	NM
Corporate noninterest expense (GAAP)	$16	$20	$19	$22	$17	-19%	-8%
Core Businesses noninterest expense (Non-GAAP)[1]	$149	$205	$211	$212	$207	-27%	-28%
Less: Sentinel expense recovery (GAAP)	$47	$0	$0	$0	$0		
Adjusted Core Businesses noninterest expense (Non-GAAP)[1]	$197	$205	$211	$212	$207	-4%	-5%
Non-Strategic noninterest expense (GAAP)	$16	$15	$46	$222	$21	6%	-24%
Adjusted Consolidated noninterest expense (Non-GAAP)	$212	$220	$257	$434	$227	-4%	-7%
Plus: Sentinel expense recovery (GAAP)	$47	$0	$0	$0	$0		
Consolidated noninterest expense (GAAP)	$165	$220	$257	$434	$227	-25%	-27%
Regional Bank Revenue (GAAP)	$215						
Capital Markets Revenue (GAAP)	$50						
Corporate Revenue (GAAP)	-$5						
Core Businesses Revenue (Non-GAAP)[1]	$260						
Non-Strategic Revenue (GAAP)	$24						
Consolidated Revenue (GAAP)	$284						
Core Businesses Efficiency Ratio (Non-GAAP)[1]	58%						
Consolidated Efficiency Ratio (GAAP)	58%						
Adjusted Core Businesses Efficiency Ratio (Non-GAAP)[1]	76%						
Adjusted Consolidated Efficiency Ratio (Non-GAAP)	74%						

Adjusted Consolidated Noninterest Expense	2Q14	2Q13	2Q12	2Q11	2Q13	2Q11
Consolidated noninterest expense (GAAP)	$165	$227	$527	$344	-27%	-52%
Repurchase provision (GAAP)	$0	$0	$250	$25		
Sentinel noninterest expense/(recovery) (GAAP)	($47)	$0	$0	$37		
Adjusted noninterest expense (Non-GAAP)	$212	$227	$277	$283		
Adjusted annualized noninterest expense (Non-GAAP)	$850	$910	$1,109	$1,133	-7%	-25%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.

29

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of expense, pre-tax income, average assets, net income, diluted shares, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions **Capital Market Annualized Noninterest Expense Excluding Sentinel**	**2011**	**2014**
Capital Markets noninterest expense (GAAP)	$321	$53
Sentinel noninterest expense/(recovery) (GAAP)	$37	($47)
Adjusted noninterest expense (Non-GAAP)	$284	$100
Adjusted annualized noninterest expense (Non-GAAP)	$284	$200

Return on Assets Adjusted for Sentinel Recovery	**2Q14**
Corporate Net Income (GAAP)	-$4
Regional Banking Net Income (GAAP)	$47
Capital Markets Net Income (GAAP)	$31
Less: Sentinel expense recovery tax effected at 33.3% (GAAP)	-$31
Adjusted Core Businesses[1] Net Income (Non-GAAP)	$43
Non-Strategic Net Income (GAAP)	$7
Adjusted Consolidated Net Income (Non-GAAP)	$50
Corporate Average Assets (GAAP)	$5,345
Regional Banking Average Assets (GAAP)	$13,055
Capital Markets Average Assets (GAAP)	$2,074
Core Businesses[1] Average Assets (Non-GAAP)	$20,474
Non-Strategic Average Assets (GAAP)	$3,178
Consolidated Average Assets (GAAP)	$23,652
Core Businesses[1] Return on Average Assets (Non-GAAP)	1.45%
Consolidated Return on Average Assets (GAAP)	1.38%
Adjusted Core Businesses[1] Return on Average Assets (Non-GAAP)	0.84%
Adjusted Consolidated Return on Average Assets (Non-GAAP)	0.84%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.

30

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of revenue, expense, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to
GAAP information below.
Regional Banking Pre-Provision Net Revenue ($ in millions) 2Q14 1Q14 2Q13
Regional Banking Total Revenue (GAAP) $215 $202 $210
Regional Banking Total Expense (GAAP) $134 $133 $130
Regional Banking Pre-Provision Net Revenue (Non-GAAP) $81 $69 $81
Core Businesses Expense ($ in millions) 2Q14 1Q14 2Q13
Regional Banking Expense (GAAP) $134 $133 $130
Capital Markets Expense (GAAP) $0 $53 $60
Corporate Expense (GAAP) $16 $20 $17
Core Businesses’ Expense1 (Non-GAAP) $149 $205 $207
Non-Strategic Expense (GAAP) $16 $15 $21
Consolidated Expense (GAAP) $165 $220 $227
Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR, ASBC, SNV, BOKF, FNFG. Peer data is as of 1Q14.
Numbers may not add to total due to rounding.
1Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
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